UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

Southside Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHSIDE BANCSHARES, INC.
1201 South Beckham Avenue
Tyler, Texas 75701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 10, 2017

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Southside Bancshares, Inc. (the “Company”) to be held at Willow Brook Country Club, 3205 West Erwin Street, Tyler, Texas, on Wednesday, May 10, 2017, at 11:30 a.m., local time, for the purpose of considering and acting upon the following:

1.
the election of seven nominees named in this proxy statement as members of the board of directors of the Company (“the Board”), five of whom are to serve until the Annual Meeting of Shareholders in 2020, one until 2019 and one until 2018;

2.	a non-binding advisory vote on the compensation of the Company's named executive officers;

3.
a non-binding advisory vote on the frequency at which the Company should include an advisory vote on the compensation of the Company's named executive officers in its proxy statement for shareholder consideration;

4.	the approval of the Southside Bancshares, Inc. 2017 Incentive Plan (the “2017 Incentive Plan”);

5.
the ratification of the appointment by our Audit Committee of Ernst & Young LLP (“EY”) to serve as the independent registered public accounting firm for the Company for the year ending December 31, 2017; and

6.	the transaction of such other business that may properly come before the Annual Meeting or any adjournment thereof.

Management will also report on operations and other matters affecting the Company.  After the meeting, the Company’s officers and directors will be available to answer your questions.  Representatives from EY, the Company’s independent registered public accounting firm, are expected to be in attendance and available to answer your appropriate questions or make a statement if they so desire.

Only holders of common stock registered on the Company’s books as owners of shares at the close of business on March 15, 2017, are entitled to vote at the Annual Meeting.

Your attendance and vote are important.  Please sign, date and return the enclosed proxy immediately in the envelope provided or you may vote your shares by telephone or Internet.  It is important that you sign and return the proxy or vote by telephone or Internet, even if you actually plan to attend the meeting in person.  Your proxy may be revoked prior to the Annual Meeting by notice in writing to the Corporate Secretary at the Company’s principal executive office, located at 1201 South Beckham Avenue, Tyler, Texas 75701, at any time, or by advising the Corporate Secretary at the Annual Meeting that you wish to revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ JOE NORTON
Joe Norton
Chairman of the Board
Tyler, Texas
March 22, 2017

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on May 10, 2017:

The Company's Proxy Statement and 2016 Annual Report are available at https://www.southside.com/about/investor-relations/proxy-materials.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS REQUESTED THAT YOU PROPERLY EXECUTE AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY TO OUR TRANSFER AGENT, COMPUTERSHARE INVESTOR SERVICES, IN THE ENCLOSED ADDRESSED ENVELOPE OR VOTE YOUR SHARES BY TELEPHONE OR INTERNET.

i

SOUTHSIDE BANCSHARES, INC.
1201 South Beckham Avenue
Tyler, Texas 75701

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 10, 2017

TO OUR SHAREHOLDERS:
This proxy statement is being furnished to holders of the common stock of Southside Bancshares, Inc. (the “Company”) in connection with the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, May 10, 2017, at 11:30 a.m., local time, at Willow Brook Country Club, 3205 West Erwin Street, Tyler, Texas, and at any adjournments thereof, for the purpose of considering and acting upon the following:

1.
the election of seven nominees named in this proxy statement as members of the board of directors of the Company (“the Board”), five of whom are to serve until the Annual Meeting of Shareholders in 2020, one until 2019 and one until 2018;

2.	a non-binding advisory vote on the compensation of the Company's named executive officers;

3.
a non-binding advisory vote on the frequency at which the Company should include an advisory vote on the compensation of the Company's named executive officers in its proxy statement for shareholder consideration;

4.	the approval of the Southside Bancshares, Inc. 2017 Incentive Plan (the “2017 Incentive Plan”);

5.
the ratification of the appointment by our Audit Committee of Ernst & Young LLP (“EY”) to serve as the independent registered public accounting firm for the Company for the year ending December 31, 2017; and

6.	the transaction of such other business that may properly come before the Annual Meeting or any adjournment thereof.
This Proxy Statement and a proxy card, as well as the Annual Report of the Company for the year ended December 31, 2016, including financial statements, are first being sent to shareholders on or about April 5, 2017.
You are encouraged to review all of the information contained in the proxy materials before voting.
VOTING OF PROXY
If your proxy is executed and returned, it will be voted as you direct.  If no direction is provided, the proxy will be voted in accordance with the Board’s recommendations, as follows:

•	FOR the election of all the nominees named in this proxy statement as directors;

•	FOR the approval of the compensation of the Company's named executive officers;

•	FOR the advisory vote on the compensation of the Company's named executive officers to occur every year;

•	FOR the approval of the 2017 Incentive Plan; and

•	FOR the ratification of the appointment of EY.
The proxies will use their discretion with respect to voting on any other matters presented for a vote at the meeting.  Additionally, if your proxy is executed and returned, it will be voted to approve the minutes of the last Annual Meeting.  This vote will not amount to a ratification of any action taken at that meeting nor will it indicate approval or disapproval of that action.
If your shares are registered in your name as the shareholder of record, you may vote by mail, telephone or Internet by following the instructions below.  Voting instructions also appear on your proxy card.  If you grant a proxy by telephone or by Internet, please have your proxy card available.

•
To vote by mail, complete, sign, and return the enclosed proxy card in the envelope provided to: Proxy Services, c/o Computershare Investor Services, P.O. Box 30202, College Station, Texas, 77842-9909.

•
To vote by telephone, call toll free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada any time on a touch tone telephone and follow the instructions provided by the recorded message. There is NO CHARGE to you for the call.

•	To vote by Internet, access the voting site at www.investorvote.com/SBSI, or scan the Quick Response code with your smart phone and follow the voting instructions set forth on the secure website.
The telephone and Internet procedures are designed to authenticate the shareholder's identity and to allow shareholders to vote their shares and confirm their voting instructions have been properly recorded. Shareholders who vote by telephone or Internet do not need to return the proxy card. Proxies submitted by telephone or Internet must be recorded by 11:59 p.m. Eastern time on May 9, 2017.
If you hold your shares in “street name” in a stock brokerage account or through a bank, trust or other nominee, the broker or other nominee is considered the record holder and you are the beneficial owner of the shares. Beneficial owners vote their street name shares by instructing their broker or other nominee how to vote using the voting instruction form provided by the broker or nominee. Brokers have authority to vote in their discretion on “routine” matters if they do not receive voting instructions from the beneficial owner of the shares.

Please note that the proposal to elect directors, the advisory vote on the compensation of the Company's named executive officers (the “Say-on-Pay” vote), the advisory vote on the frequency of the Say-on-Pay vote and the approval of the 2017 Incentive Plan are not considered routine matters. Consequently, if you do not give your broker or nominee specific voting instructions with respect to such proposals, your street name shares will be treated as broker non-votes with respect to those proposals (see “Quorum, Voting Rights and Procedures” below).
If you hold your shares in street name and want to vote in person at the Annual Meeting, you must obtain from your broker or nominee a legal proxy issued in your name giving you the right to vote the shares directly at the meeting. You will not be entitled to vote at the meeting unless you present such a proxy to the Company at that time.
REVOCABILITY OF PROXY
Your proxy may be revoked prior to the Annual Meeting by providing notice in writing to the Corporate Secretary at the Company’s principal executive office, located at 1201 South Beckham Avenue, Tyler, Texas 75701, at any time, or by advising the Corporate Secretary at the Annual Meeting that you wish to revoke your proxy and vote your shares in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy.
PERSONS MAKING THE SOLICITATION
The Company’s Board is soliciting the proxy. The expense of soliciting your proxy will be borne entirely by the Company and no other person or persons will bear such costs either directly or indirectly. Proxies will be solicited principally by mail, but may also be solicited by personal interview, telephone and email by directors, officers and employees of the Company who will receive no additional compensation.
RECORD DATE AND OUTSTANDING SHARES
The Company’s Board has fixed the close of business on March 15, 2017, as the record date for determining the holders of common stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on March 15, 2017, there were approximately 28,586,916 shares of common stock outstanding and eligible to be voted on each matter.
QUORUM, VOTING RIGHTS AND PROCEDURES
The approval of all proposals brought before the Annual Meeting requires a quorum be present at the Annual Meeting. The presence, in person or by properly submitted proxy, of the holders of a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. In the event a quorum is not represented in person or by proxy at the Annual Meeting, a majority of shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.
Each shareholder is entitled to one vote on each proposal per share of common stock held as of the record date.
Proposal 1, the election of five directors to serve until the 2020 Annual Meeting, the election of one director to serve until the 2019 Annual Meeting and the election of one director to serve until the 2018 Annual Meeting, requires approval by a “plurality” of the votes cast by the shares of common stock entitled to vote in the election. This means the seven nominees for director who receive the highest number of properly cast votes will be elected as directors even if those nominees do not receive a majority of the votes cast.
Proposal 2, the Say-on-Pay vote, Proposal 4, the approval of the 2017 Incentive Plan, Proposal 5, the ratification of EY as the Company’s independent registered public accounting firm and any other matter that may properly come before the Annual Meeting, require approval by a majority of the shares of common stock entitled to vote on, and voted for or against, or expressly abstained from voting, with respect to the matter.
Proposal 3, the non-binding advisory vote on frequency of the Say-on-Pay vote, will allow you to recommend that a Say-on-Pay vote should occur every year, every two years or every three years, or you may abstain from voting on the proposal. The choice that receives the highest number of votes, even if it receives less than a majority of the votes cast, will be deemed the choice of the shareholders.
EFFECT OF WITHHOLD VOTES, ABSTENTIONS AND BROKER NON-VOTES
Shares represented at the Annual Meeting that are withheld or abstain from voting and broker non-votes will be considered present for the purpose of determining a quorum at the Annual Meeting.
For Proposal 1, shares represented by proxies that are marked “withhold” for the election of one or more director nominees will not be counted in determining the number of votes cast for those persons.
For Proposals 2, 4 and 5 and for any other matter that may properly come before the meeting, express abstentions will be included in vote totals and, as such, will have the same effect on those proposals as a vote against such proposals.
For Proposal 3, express abstentions will not count as a vote “FOR” any of the three substantive choices regarding the frequency of the Say-on-Pay vote, and therefore will not affect the outcome of this proposal.
For all Proposals, broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter), if any, will not be included in vote totals and, as such, will have no effect on such proposals.

ELECTION OF DIRECTORS
(PROPOSAL 1)
The Board is classified into three classes, one which is comprised of six directors, one that is comprised of five directors and one that is comprised of four directors, for a total of 15 directors.  One class of directors is elected each year for a three-year term.  Under NASDAQ listing rules, a majority of the Board must be comprised of independent directors.  The Board has determined that each director nominated is independent under NASDAQ listing rules.
As identified below, five of the nominees for election at the Annual Meeting are nominees for a three-year term expiring at the 2020 Annual Meeting, one is a nominee for a two-year term expiring at the 2019 Annual Meeting and one is a nominee for a one-year term expiring at the 2018 Annual Meeting.
Term Expiring 2020

•	Lawrence Anderson, M.D.

•	Melvin B. Lovelady, CPA

•	John Sammons

•	William Sheehy

•	Preston L. Smith

Term Expiring 2019

•	Michael Bosworth

Term Expiring 2018

•	Tony Morgan, CPA

Lawrence Anderson, M.D., Michael Bosworth, Melvin Lovelady, CPA, William Sheehy and Preston L. Smith are currently directors of the Company and its subsidiary, Southside Bank. All of the nominees except Michael Bosworth, Tony Morgan, CPA and John Sammons were previously elected to the Board by shareholders. Tony Morgan, CPA and John Sammons are currently directors of the Company's subsidiary Southside Bank. For biographical information on the nominees, please see “Information About Our Directors, Nominees and Executive Officers.”
Unless otherwise instructed, proxies received in response to this solicitation will be voted in favor of the election of the persons nominated by the Nominating Committee for directors of the Company.  While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more shall be unable to do so, the proxies will be voted for the substitute nominee(s) selected by the Board of the Company.
The Board of Directors recommends a vote FOR the election of each of the individuals nominated for election as a director.

INFORMATION ABOUT OUR DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
The following table sets forth information regarding our nominees for director, our continuing directors and our current executive officers.  Our Board is divided among three classes, with members of each class serving three-year terms.

NOMINEES FOR DIRECTOR TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING	INITIAL ELECTION TO BOARD
LAWRENCE ANDERSON, M.D. (60) – Dr. Anderson was the founder of Dermatology Associates of Tyler and served as the medical director from 1996 to 2012. He then served in the same role for Oliver Street Dermatology from 2012 to 2016. He is currently the Chief Medical Officer of Derm Growth Partners, a single specialty dermatology group with over 75 medical providers in three states.  He is a graduate of Washington State University and Uniformed Services University of Health Sciences in Bethesda, Maryland.  He is the Chairman of the University of Texas at Tyler Foundation Board and a published author, with a number of publications, presentations and lectures to his credit.  He is also a Director of Southside Bank having served in that capacity since 2010.  Dr. Anderson’s management, leadership skills and healthcare industry knowledge combined with his knowledge of business and finance, qualify him to be a member of the Board.
2010
MELVIN B. LOVELADY, CPA (80) – Mr. Lovelady has a BBA with a major in accounting, has been a licensed Certified Public Accountant (“CPA”) since 1967, is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the East Texas Chapter of the Texas Society of Certified Public Accountants.  He was a founding member of Henry & Peters Financial Services, LLC, organized in 2000.  He was an officer and shareholder of the accounting firm, Henry & Peters, PC from November 1987 through December 31, 2004.  Prior to joining Henry & Peters, PC, he was a partner in the accounting firm of Squyres Johnson Squyres CPA.  He is a member of the board of directors of the Tyler Junior College Foundation, the Hospice of East Texas Foundation, the East Texas Regional Food Bank Foundation and a Trustee of the R. W. Fair Foundation. Mr. Lovelady is a former partner with two accounting firms and a current or prior member of numerous boards, including serving on this Board since 2005, all of which qualify him to be a member of the Board.
2005
JOHN SAMMONS (67) – Mr. Sammons is the current Chairman and Chief Executive Officer of Mid States Services, Inc., a nationwide distributor of products and services to the corrections industry. He is also the owner of Temple Supply Company with investments in various non-public businesses related to sales to the convenience store industry. Mr. Sammons enjoyed an extensive public service career serving as mayor of Temple, Texas and also served on the Board of the Texas Department of Commerce among numerous other state and national appointments. He was Vice Chairman of the Board of Directors of OmniAmerican Bancorp, Inc. (“OmniAmerican”) from 2009 - December 17, 2014 when OmniAmerican was acquired by the Company. Mr. Sammons extensive business management background, knowledge of business and finance and skills leading numerous endeavors over 40 years qualifies him to be a member of the Board.

WILLIAM SHEEHY (76) – Mr. Sheehy retired December 31, 2006 as senior partner of the law firm of Wilson, Sheehy, Knowles, Robertson & Cornelius PC, where he had practiced law since 1971.  Mr. Sheehy received his law license in 1964 and continuously practiced until his retirement.  Mr. Sheehy’s practice was primarily in the area of banking and commercial law, as well as real estate.  Within these areas Mr. Sheehy has extensive experience in reorganizations, acquisitions and transactional events.  As part of the banking practice, Mr. Sheehy has experience in loan structuring and collection issues.  Mr. Sheehy is a former director of the Texas Association of Bank Counsel.  Mr. Sheehy brings to our Board an extraordinary understanding of our business, history and organization.  He was a senior partner of a law firm prior to his retirement and has served on this Board since 1983, all of which qualify him to be a member of the Board.
1983
PRESTON L. SMITH (61) – Mr. Smith has been the President and owner of PSI Production, Inc., a petroleum, exploration and production company since 1985.  He is a member of the Independent Petroleum Association of America and served as Northeast Texas Representative to the Board of Directors from 1999 to 2005. Mr. Smith serves as a General Partner for the Pineywoods Mitigation Bank.  Mr. Smith served on the Board of Trustees for All Saints Episcopal School of Tyler from 1994-2014, is Chairman of the Board of CHRISTUS Trinity Mother Frances Health System, is a member of the University of Texas at Tyler (“UT Tyler”) Engineering School Advisory Board and member of the Executive Committee of the UT Tyler Development Board.  Mr. Smith’s management and leadership skills, combined with his knowledge of the oil and gas environment markets and the health care industry qualify him to be a member of the Board.
2009
NOMINEE FOR DIRECTOR TERM TO EXPIRE AT THE 2019 ANNUAL MEETING
MICHAEL BOSWORTH (66) – Mr. Bosworth graduated from Texas Tech University in 1974 and entered the insurance business working for Agency Management Systems until 1977 when he joined Bosworth & Associates as an Independent Insurance agent and Risk Manager. Mr. Bosworth is a Certified Insurance Counselor and Accredited Advisor of Insurance. Mr. Bosworth has served as the president of Bosworth & Associates since 1987 and serves as the president of the board of the Independent Insurance Agents of Tyler as well as a past member of the board of the Independent Insurance Agents of Texas. He is currently on the board of Combined Agents of America and is a member of Christ Episcopal church where he has served on the Vestry as the Senior Warden. Mr. Bosworth has served on the following boards: Tyler Economic Development Council, East Texas Communities Foundation, All Saints Episcopal School, American Red Cross, Children's Village and Willow Brook Country Club. Mr. Bosworth's extensive insurance industry knowledge and experience as well as his leadership and risk management skills qualify him to be a member of the Board.

NOMINEE FOR DIRECTOR TERM TO EXPIRE AT THE 2018 ANNUAL MEETING
TONY MORGAN, CPA (67) – Mr. Morgan is a founding partner of Gollob Morgan Peddy P.C. an east Texas public accounting firm. He began his career as an accounting professional in 1972 and now specializes in Business Valuation and Litigation Support. He is a CPA, accredited in Business Valuation, and certified in Financial Forensics. Mr. Morgan is a graduate of Stephen F. Austin State University and has served in various community service roles for organizations including East Texas Communities Foundation, Children's Village and the East Texas Area Council, Boy Scouts of America. Mr. Morgan's extensive financial background, including being a founding partner of an accounting firm qualifies him to be a member of the Board.

DIRECTORS CONTINUING UNTIL THE 2019 ANNUAL MEETING
ALTON CADE (81) – Mr. Cade was the co-owner and President of Cade’s Building Materials from 1975 until his retirement on January 1, 2007.  He is the President and owner of Cochise Company, Inc., a real estate and investment company he formed in 1960.  In addition, he is the managing partner of a family ranch and investment company.  He served as an Elder/Trustee of Glenwood Church of Christ from 1977 to 2015.  Mr. Cade has served on the Board since 2003 and prior to that on the Board of Southside Bank for over ten years.  Mr. Cade’s management and business skills combined with his knowledge of real estate and years of experience on the Board, qualify him to be a member of the Board.
2003
LEE R. GIBSON, CPA (60) – Mr. Gibson has served as President and Chief Executive Officer (“CEO”) of the Company since January 2017.  He has served as President of the Company since December 2015 and as an executive and Chief Financial Officer (“CFO”) of the Company since 2000. He joined Southside Bank in 1984 and is also a director of Southside Bank.  He currently serves as the President of the Tyler Junior College Foundation and serves on the finance committee of the Tyler Economic Development Council. He previously served as Chairman of the Board of Directors of the Federal Home Loan Bank of Dallas for six years and Council of Federal Home Loan Banks for two years. Mr. Gibson has over 30 years of banking experience, has served on the board of Southside Bank since 1999, is a CPA and has extensive financial knowledge which qualifies him to be a member of the Board.
2015
DONALD W. THEDFORD (67) – Mr. Thedford has been the owner and President of Don’s TV & Appliance, Inc., a home appliance and electronics store, since 1979.  He is a member of the National Appliance Retail Dealers Association and the Nationwide Marketing Group.  Mr. Thedford has previously served on the board of directors of the Tyler Area Chamber of Commerce, Better Business Bureau of East Texas, Retail Dealers Association and The Salvation Army. Mr. Thedford’s management and leadership skills running his business for over 35 years combined with his overall knowledge of business and finance qualify him to be a member of the Board.
2009
DIRECTORS CONTINUING UNTIL THE 2018 ANNUAL MEETING
S. ELAINE ANDERSON, CPA (64) – Ms. Anderson has a BBA with a major in accounting from Indiana University and has been a licensed CPA since 1976. She served as a director of OmniAmerican from 1996 to December 17, 2014 and as independent Chairperson of the Board from May 2010 to December 17, 2014 when OmniAmerican was acquired by the Company.  She served for 24 years with Texas Health Resources as Senior Vice President and Chief Compliance Officer prior to retiring in January 2016. In that role, she had responsibilities for compliance, privacy, information security and enterprise risk management. Texas Health Resources is one of the largest nonprofit healthcare systems in the nation and has 24 acute care and short-stay hospitals that are owned, operated, joint-ventured or affiliated with the healthcare system and other health care organizations. Ms. Anderson continues to serve as a consultant to the healthcare system and other healthcare organizations. Her prior professional experience includes serving in various positions with the international accounting firm, PwC from 1980 to 1991. She is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the Health Care Compliance Association. Ms. Anderson's public accounting experience, understanding of financial statements and experience as the Chief Compliance Officer for a large healthcare system qualify her to be a member of the Board.
2014
HERBERT C. BUIE (86) – Mr. Buie has been CEO of Tyler Packing Corporation, Inc., a meat-processing firm, since 1955.  He serves on the Boards of Directors of the University of Texas Health Science Center at Tyler, the Development Board of Directors of the University of Texas at Tyler, the East Texas Regional Food Bank, The Salvation Army, Tyler Economic Development Council, the University of Texas at Tyler Foundation and the East Texas State Fair.  Mr. Buie brings to our Board an extraordinary understanding of our business, history and organization, as well as management, leadership and business skills.  These skills, combined with his service on numerous boards, including this Board since 1988, qualify him to be a member of the Board.
1988
PATRICIA A. CALLAN (58) – Ms. Callan is a principal of Callan Consulting which has provided sales management, insurance, managed care and healthcare related consulting services in the Dallas/Fort Worth area since 2001. She previously held executive management positions in Texas and Kentucky for regional and national insurance companies and owned an independent insurance agency in Lexington, Kentucky. She also served on the Board of Directors of OmniAmerican from 2006 to December 17, 2014 when OmniAmerican was acquired by the Company. Ms. Callan holds a Texas General Lines License. Ms. Callan's extensive business management and leadership experience qualify her to be a member of the Board.
2014
JOHN R. (BOB) GARRETT (63) – Mr. Garrett is a residential and commercial real estate developer and has served as the President of Fair Oil Company, a Tyler based oil and gas exploration and production company, since 2002.  Mr. Garrett is also Vice President of the R. W. Fair Foundation, a member of the Board of Regents of Stephen F. Austin State University and a member of the University of Texas Health Science Center at Tyler Development Board. He is a director of T.B. Butler Publishing, Inc., a member of the board of the Tyler Economic Development Council and Treasurer of the Meadows Mental Health Policy Institute.  He is a past president of both the Tyler Area Builders Association and the Texas Association of Builders.  Mr. Garrett brings to our Board extensive knowledge in the areas of residential and commercial real estate and oil and gas, as well as management, leadership and business skills and experience serving on numerous boards, all of which qualify him to be a member of the Board.
2009

JOE NORTON (80) – Mr. Norton owns Norton Equipment Company and is a general partner in Norton Leasing Ltd., LLP.  Mr. Norton served as President and was a principal shareholder of Norton Companies of Texas, Inc. for 25 years, until 1989.  He also owned W. D. Norton, Inc. d/b/a Overhead Door for 16 years, until 2005. Mr. Norton is past Vice Chairman of the Board of Regents, East Texas State University (Texas A&M-Commerce) and has served on the Board of Trustees for All Saints Episcopal School of Tyler.  Mr. Norton brings to our Board an extraordinary understanding of our business, history and organization, as well as management, business and leadership skills.  These skills, combined with serving on this Board since 1988 qualify him to be a member of the Board.
1988

EXECUTIVE OFFICERS
TIM ALEXANDER (60) – Mr. Alexander currently serves as the Chief Lending Officer (“CLO”) having joined Southside Bank in 2005 and is an advisory director of Southside Bank. Mr. Alexander is a graduate of the University of Texas at Austin with over 35 years of commercial lending experience. He currently serves on the Board of Directors for Hospice of East Texas and is a Trustee on the Board of The Great Commission Foundation of the Episcopal Diocese of Texas.

PETER M. BOYD (61) – Mr. Boyd currently serves as Senior Executive Vice President of Southside Bank. Mr. Boyd joined Southside Bank in 1998 and is an advisory director of Southside Bank. He is a graduate of the University of Texas at Austin and has over 30 years of commercial lending experience. He is Vice President of the Church Corporation of The Episcopal Diocese of Texas, a Board and Finance Committee member of Camp Allen in Navasota and an Advisory and Alumni Board member of the Silver Spurs Service Organization at the University of Texas at Austin.

TIM CARTER (62) – Mr. Carter currently serves as Regional President, North Texas, having joined Southside Bank as a result of the acquisition of OmniAmerican. In this role, he is responsible for the strategic planning, coordination and implementation of bank operations in the North Texas region. Mr. Carter was President and CEO of OmniAmerican from July 2007 to December 17, 2014. He currently serves on the Board of Texas Wesleyan University, the Fort Worth Promotion and Development Fund, the Federal Home Loan Bank of Dallas, the Safe City Commission and is President of the North Texas Leaders and Executives Advocating Diversity (LEAD).

EARL W. (BILL) CLAWATER, III (63) – Mr. Clawater has served as Executive Vice President and Chief Credit Officer of Southside Bank since 2013 and has been employed by Southside Bank in various commercial lending and credit management capacities since 2000. He is also an advisory director of Southside Bank. Mr. Clawater is a graduate of the University of Texas at Austin and has over 35 years of commercial banking and lending experience. He currently serves as a director of the East Texas Medical Center Hospital and East Texas Medical Center Rehabilitation Hospital and as a member of the Finance Committee of the Episcopal Diocese of Texas.

BRIAN K. MCCABE (56) – Mr. McCabe has served as Executive Vice President of the Company since 2014. He currently serves as an Executive Vice President and Chief Information Officer of Southside Bank. He is also an advisory director of Southside Bank. He joined Southside Bank in 1983, and since this time has managed different operational and electronic banking areas. Mr. McCabe is a graduate of Stephen F. Austin State University, with a degree in Business Data Processing and minor in finance, and the Southwest Graduate School of Banking. He currently serves on the Board of East Texas Lighthouse for the Blind.  Mr. McCabe has previously served on the Board of Directors of the Tyler Area Chamber of Commerce, United Way of Smith County and Smith County American Red Cross.

JULIE SHAMBURGER, CPA (54) – Ms. Shamburger has served as Executive Vice President and Chief Financial Officer of the Company and Southside Bank since April 2016. She is also an advisory director of Southside Bank. Ms. Shamburger served as Executive Vice President and Chief Accounting Officer from 2011 until April 2016. Ms. Shamburger joined Southside Bank in 1982 and has over 30 years of accounting experience. Ms. Shamburger is a graduate of the University of Texas at Tyler. She is responsible for regulatory and SEC reporting as well as overseeing the daily accounting practices of the Company and Southside Bank. Ms. Shamburger is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the East Texas Chapter of the Texas Society of Certified Public Accountants.

CORPORATE GOVERNANCE
Board Leadership Structure
Our Board of Directors functions in a collaborative fashion that emphasizes active participation by all of its members. Our business is conducted day-to-day by our officers, under the direction of our CEO, Lee R. Gibson, with oversight from the Board, to enhance the long-term value of the Company for its shareholders. Mr. Gibson became CEO on January 1, 2017, after the retirement of Sam Dawson on December 31, 2016. Mr. Gibson also serves as a member of the Board, which enables him to communicate the Board's strategic findings and guidance to management. Our Board determines who to appoint as our Chairman based on the knowledge and experience of the people then serving on our Board and chooses the person whom it believes best meets the needs of the Company. Based on these factors, in 2014 the Board elected Joe Norton as the Chairman effective January 1, 2015. Mr. Norton has been a board member since 1988 and has served on various board committees for the Company and for Southside Bank which gives him an extensive overall knowledge of the Company. This history also brings an established working relationship with management. Also in 2014, John R. (Bob) Garrett was elected as Vice Chairman effective January 1, 2015. Mr. Garrett has served on various board committees for the Company and for Southside Bank and has proved to be an integral part of the Board since his election in 2009. Both Mr. Norton and Mr. Garrett are independent directors and serve as ex-officio nonvoting members of the Audit, Nominating, Compensation, Risk and Information Technology, Digital Banking and Innovation Committees.
Board Oversight of Risk
The Company’s Board of Directors recognizes that, although day-to-day risk management is primarily the responsibility of the Company’s management team, the Board plays a critical role in the oversight of risk. The Board believes an important part of its responsibilities is to assess the major risks the Company faces and review the Company’s options for monitoring and controlling these risks. The Board assumes responsibility for the Company’s overall risk assessment, primarily through the Audit and Risk Committees. The Risk Committee assists the Board in fulfilling its responsibility for overseeing and improving the Company's enterprise-wide risk management practices, which includes ensuring that the executive team has identified and assessed all the risks the Company faces and has established a risk management infrastructure capable of addressing those risks. The Audit Committee has specific responsibility for oversight of risks associated with financial accounting and audits, as well as internal control over financial reporting. This includes the Company’s risk assessment and management policies, the Company’s major financial risk exposure and the steps taken by management to monitor and mitigate such exposure. The Compensation Committee oversees the risks relating to the Company’s compensation policies and practices, as well as management development and leadership succession, in the Company’s various business units. The Information Technology, Digital Banking and Innovation Committee is responsible for the oversight of technology risk, which includes cybersecurity. The Board as a whole examines specific business risks including but not limited to credit risk, interest rate risk and operations risk, in its regular strategic reviews on a company-wide basis.
In addition to periodic reports from the Audit Committee, Compensation Committee and Risk Committee about the risks over which they have oversight, the Board receives presentations throughout the year from management that include discussions of significant risks specific to the Company and the banking industry. Periodically, at Board meetings, management discusses matters of particular importance or concern, including any significant areas of risk requiring Board attention. We believe our risk oversight structure is also supported by our current Board leadership structure, with the Chairman of the Board working together with the independent Audit Committee and other standing committees.
Independent Directors
The Company’s common stock is listed on the NASDAQ Global Select Market.  NASDAQ listing rules require a majority of our directors be “independent directors,” as defined in the NASDAQ listing rules.  The Board has affirmatively determined that all of the Company’s directors, other than Lee R. Gibson, are independent directors under the NASDAQ listing rules. All board committees are comprised of a majority of and chaired by independent directors.
Shareholder Communication with the Board of Directors
The Company has adopted a procedure by which shareholders may send communications to one or more members of the Board by writing to such director(s) or to the Board as a whole in care of the Corporate Secretary, Southside Bancshares, Inc., 1201 South Beckham Avenue, Tyler, Texas 75701.  Any such communications will be promptly distributed by the Corporate Secretary to such individual director(s) or to all directors if addressed to the Board as a whole.
Code of Ethics
The Company has adopted a Code of Ethics applicable to all directors and executive officers of the Company.  The Code of Ethics is available on the Company’s website, www.southside.com/about/investor-relations, under the topic Governance Documents.  Within the time period required by the Securities and Exchange Commission (“SEC”) and the NASDAQ Global Select Market, we will post on our website any amendment to our Code of Ethics and any waiver applicable to any of our directors, executive officers or senior financial officers.
Procedures for Reporting Concerns about Accounting, Internal Accounting Controls or Auditing Matters
Management of the Company has established a Whistle Blower Policy.  This includes an online reporting system as well as a toll-free, 24-hour, seven-day-a-week fraud hotline.  This is a confidential service by which officers and employees can report to an independent company any questionable accounting or auditing matters, including, but not limited to, the following: fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company; fraud or deliberate error in the recording and maintaining of financial records of the Company; deficiencies in or noncompliance with the Company’s internal accounting controls; misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; or deviation from full and fair reporting of the Company’s financial condition.  Any complaints received by the independent company will be reported directly to the Chairman of the Audit Committee and to the head of the Company’s Internal Audit department.  Complaints will be reviewed by Internal Audit under the direction of the Audit Committee.  Complaints submitted will be promptly investigated and appropriate corrective action will be taken, as warranted by the investigation.  Management is committed to comply with all applicable securities laws and regulations and, therefore, encourage officers and employees to raise concerns regarding any suspected violations of those standards by using the fraud hotline.
Anti-Hedging and Anti-Pledging Policy
The Company maintains an anti-hedging and anti-pledging policy, which prohibits executive officers, directors and employees who receive equity grants from (1) directly or indirectly engaging in any hedging or monetization transactions, such as exchange funds, prepaid variable forward contracts, equity swaps, puts, calls, collars, forward sale contracts and other derivative instruments, through transactions in the Company’s securities or through the use of financial instruments designed for such purpose, (2) engaging in short sale transactions in the Company’s securities or (3) pledging the Company’s securities as collateral for a loan, including through the use of traditional margin accounts with a broker. The Company maintains this policy because hedging transactions, which might be considered short-term bets on the movement of the Company’s securities, could create the appearance that the person is trading based on inside information. In addition, transactions in options may also focus the person’s attention on short-term performance at the expense of the Company's long-term objectives. Finally, the Company maintains this policy because a margin sale or foreclosure sale may occur at a time when the pledger is aware of material nonpublic information or otherwise is not permitted to trade in the Company’s securities and the margin sale or foreclosure sale of the Company’s securities during such time could also create the appearance that the person is trading based on inside information.
Board of Directors Meeting Attendance
The Board of Directors and its committees held the following number of meetings during the fiscal year ended December 31, 2016:

Board	16
Audit Committee	18
Nominating Committee	2
Compensation Committee	5
Risk Committee	3
Information Technology, Digital Banking and Innovation Committee	4
During 2016, each of our directors, attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which he or she has been a director) and (2) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served). All of the Company’s directors were in attendance at the Company’s 2016 Annual Meeting except John R. (Bob) Garrett.  Although the Company has not adopted a formal written policy with respect to director attendance at meetings, we encourage our directors to attend each annual meeting of shareholders and all meetings of the Board and committees on which the directors serve.
Southside Bancshares, Inc. Board Committees
The Board of the Company has five standing committees:

•	Audit Committee;

•	Nominating Committee;

•	Compensation Committee;

•	Risk Committee; and

•	Information Technology, Digital Banking and Innovation Committee.
Southside Bank Board Committees
The board of directors of Southside Bank has five standing committees:

•	Executive Committee;

•	Loan/Discount Committee;

•	Trust Committee;

•	Compliance/IT/CRA Committee; and

•	Investment/Asset-Liability Committee.
These committees were formed to assist the boards of directors of the Company and Southside Bank in the discharge of their respective responsibilities.  The purpose and composition of these committees with respect to persons who are directors of the Company and Southside Bank are described below.

COMMITTEES OF THE COMPANY
Audit Committee of Southside Bancshares, Inc.
The Audit Committee of the Board was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and consists of six directors, Melvin Lovelady, CPA (Chairman), S. Elaine Anderson, CPA, Alton Cade, William Sheehy, Preston L. Smith and Donald W. Thedford.  Each member of the Audit Committee is an independent director as defined by the current NASDAQ listing rules and applicable SEC rules.  In addition, the Nominating Committee of the Board has unanimously determined that Melvin Lovelady, a CPA, qualifies as an “audit committee financial expert” as defined by the SEC.  The Nominating Committee of the Board has also unanimously determined that all Audit Committee members are financially literate under the current NASDAQ listing rules.
The Audit Committee is primarily responsible for the engagement of the independent registered public accounting firm, oversight of the Company’s financial statements and controls, assessing and ensuring the independence, qualifications and performances of the independent registered public accounting firm, approving the services and fees of the independent registered public accounting firm and reviewing and approving the annual audited financial statements for the Company before issuance, subject to the approval of the Board.  The Audit Committee manages the Company’s relationship with its independent registered public accounting firm, who report directly to the Audit Committee.  The Audit Committee also monitors the internal audit function, internal accounting procedures and assures compliance with all appropriate statutes and regulations.  The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties, with funding from the Company for such advice and assistance.  No members of the Audit Committee received any compensation from the Company during the last fiscal year other than directors’ fees.  The Audit Committee met eighteen times during 2016.
Audit Committee Charter
The Board has adopted a formal written Audit Committee charter that outlines the purpose of the Audit Committee, sets forth the membership requirements and addresses the key responsibilities of the Audit Committee.  A copy of the Audit Committee charter may be obtained at the Company’s website, www.southside.com/about/investor-relations, under the topic Governance Documents.
Nominating Committee of Southside Bancshares, Inc.
The Nominating Committee is responsible for identifying, screening and nominating candidates for election to the Board.  The Committee is comprised of Preston L. Smith (Chairman), Herbert Buie, Melvin Lovelady, CPA, William Sheehy and Donald W. Thedford, each of whom is an independent director of the Company, as defined by the current NASDAQ listing rules, and each is a director of Southside Bank.  The Nominating Committee met two times in 2016.
The Nominating Committee seeks to create a Board that is, as a whole, strong in its collective knowledge and diversity of skills and experience and background with respect to accounting and finance, management and leadership, business judgment, industry knowledge and corporate governance.  When the Nominating Committee reviews a potential new candidate, it looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time, given the then-current mix of director attributes.
The Company’s Board of Directors has established the following process for the identification and selection of candidates for director.  The Nominating Committee, in consultation with the Chairman of the Board, annually reviews the appropriate experience, skills and characteristics required of Board members in the context of the current membership of the Board to determine whether the Board would be better enhanced by the addition of one or more directors.  In considering board of director candidates, the Nominating Committee takes into consideration all factors that it deems appropriate, including, but not limited to, the individual’s character, education, experience, knowledge, skills and ownership of the Company’s stock.  The Nominating Committee will also consider the extent of the individual’s experience in business, education or public service, his or her ability to bring a desired range of skills, diverse perspectives and experience to the Board and whether the individual possesses high ethical standards, a strong sense of professionalism and is capable of serving the interests of shareholders.  A candidate should possess a working knowledge of the Company’s current local market areas.  Additionally, the Nominating Committee will consider the number of boards the candidate currently serves on when assessing whether the candidate has the appropriate amount of time to devote to serving on the Company’s Board. The Nominating Committee, when considering diversity, gives strong consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent directors, but the Committee does not have a formal policy regarding Board diversity.
The Nominating Committee identifies candidates to the Board by introduction from management, members of the Board, employees or other sources, and shareholders that satisfy the Company’s policy regarding shareholder recommended candidates.  The Nominating Committee does not evaluate director candidates recommended by shareholders differently than director candidates recommended by other sources.  Shareholders wishing to submit director candidate recommendations for the 2018 Annual Meeting should write to the Nominating Committee in care of the Corporate Secretary, Southside Bancshares, Inc., Post Office Box 8444, Tyler, Texas 75711.  Any such shareholder must follow the procedures set forth in the Company’s bylaws and the Nominating Committee charter.  Our bylaws provide that proposals that comply with all rules and requirements of the SEC and are included in our proxy statement are deemed to comply with the advance notice procedures in our bylaws. Recommendations must be submitted to the Corporate Secretary on or before December 1, 2017, in order to be included in the proxy statement for the 2018 Annual Meeting.  See “Shareholder Proposals.”  The Nominating Committee is not obligated to nominate any individual for election.  No shareholder recommendations or nominations have been received by the Company for this Annual Meeting.  Accordingly, no rejections or refusals of such candidates have been made by the Company.

In addition, the Nominating Committee is responsible for identifying, screening, and nominating candidates for election to the Compensation Committee, Audit Committee, Risk Committee and Information Technology, Digital Banking and Innovation Committee and designating individuals, if any, as an “audit committee financial expert.” These nominations are then submitted to the Board for final approval.
Nominating Committee Charter
The Board has adopted a formal written Nominating Committee charter which outlines the purpose of the Nominating Committee, sets forth the membership requirements and addresses the key responsibilities of the Nominating Committee.  A copy of the Nominating Committee charter may be found on the Company’s website, www.southside.com/about/investor-relations, under the topic Governance Documents.
Compensation Committee of Southside Bancshares, Inc.
The Compensation Committee of the Board reviews the Company’s general compensation philosophy and oversees the development of compensation and benefit programs.  The Compensation Committee recommends the compensation for the executive officers of the Company, all of whom are also executive officers of Southside Bank.  The boards of directors of the Company and Southside Bank consider the recommendations of the Compensation Committee and approve the compensation of the executive officers.  Additional information regarding the Compensation Committee’s processes and procedures for consideration of executive compensation is provided in the Compensation Discussion and Analysis below.
The Compensation Committee consists of Donald W. Thedford (Chairman), Patricia A. Callan, Melvin Lovelady, CPA and William Sheehy each of whom is an independent director of the Company, as defined by the current NASDAQ listing rules, and director of Southside Bank.  The Committee met five times in 2016.
Compensation Committee Charter
The Board has adopted a formal written Compensation Committee charter which outlines the purpose of the Compensation Committee, sets forth the membership requirements and addresses the key responsibilities of the Compensation Committee.  A copy of the Compensation Committee charter may be found on the Company’s website, www.southside.com/about/investor-relations, under the topic Governance Documents.
Risk Committee of Southside Bancshares, Inc.
The purpose of the Risk Committee is to assist the Board in fulfilling its oversight responsibilities with regard to the risk appetite of the Company, enterprise wide risk management, compliance framework and the governance structure that supports it. The primary responsibility of the Risk Committee is to oversee and improve the company-wide risk management practices while assisting the board by:

•	Overseeing that the executive team has identified and assessed all the risks the Company faces and has established a risk management infrastructure capable of addressing those risks;

•
Overseeing, in conjunction with other board-level committees or the full-board, if applicable, risks, such as strategic, financial, credit, liquidity, security, property, information technology, legal, regulatory, reputational and other risks;

•	Overseeing the division of risk-related responsibilities to each board committee as clearly as possible and performing a gap analysis to determine the oversight of any risks is not missed; and

•	Approving, in conjunction with the full board, the Company’s enterprise wide risk management framework.
The Risk Committee consists of William Sheehy (Chairman), S. Elaine Anderson, CPA, Michael Bosworth and Donald W. Thedford, each of whom is an independent director of the Company. Also serving on the committee is Suni Davis, Chief Risk Officer of the Company and Southside Bank. The Committee met three times in 2016.
Risk Committee Charter
The Board has adopted a formal written Risk Committee charter that outlines the purpose of the Risk Committee, sets forth the membership requirements and addresses the key responsibilities of the Risk Committee. A copy of the Risk Committee charter may be found on the Company’s website, www.southside.com/about/investor-relations, under the topic Governance Documents.
Information Technology, Digital Banking and Innovation Committee of Southside Bancshares, Inc.
The purpose of the Information Technology, Digital Banking and Innovation Committee is to assist the Board in fulfilling its oversight responsibilities with regard to information technology, digital banking and innovation. Specific responsibilities of this committee are:

•	Provide oversight on information technology strategies and subjects related to digital innovation, digital banking strategies and business/information technology;

•	Review management reports and provide oversight of the implementation of major digital banking, technology innovation and business/information technology projects and architecture decisions;

•
Review the information technology plan which demonstrates objectives and targets for digital banking, technology innovation and business/information technology risks, proposals and acquisition processes; and

•	Ensure the Company’s digital banking, digital innovation and business/information technology programs effectively support its business objectives and strategies.

The Information Technology, Digital Banking and Innovation Committee consists of Larry Anderson, M.D. (Chairman), Preston L. Smith and Patricia A. Callan, each of whom is an independent director of the Company. Also serving on the Committee are Trent Dawson, an officer of Southside Bank and Brian McCabe, Southside Bank's Chief Information Officer and an advisory director of Southside Bank. The Committee met four times in 2016.
Information Technology, Digital Banking and Innovation Committee Charter
The Board has adopted a formal written Information Technology, Digital Banking and Innovation Committee charter that outlines the purpose of the Committee, sets forth the meeting requirements, and addresses the key responsibilities of the Committee.

COMMITTEES OF SOUTHSIDE BANK
Executive Committee and Loan/Discount Committee of Southside Bank
The Executive Committee is authorized to act on behalf of the Board of Directors of Southside Bank between scheduled meetings of the Board, subject to certain limitations.  The committee is comprised of Joe Norton (Chairman), Larry Anderson, M.D., S. Elaine Anderson, CPA, Michael Bosworth, Herbert Buie, Alton Cade, Patricia A. Callan, John R. (Bob) Garrett, Melvin Lovelady, CPA, William Sheehy, Preston L. Smith and Donald W. Thedford, who are all directors of the Company and Southside Bank, and John F. Walker, M.D. who is an advisory director of Southside Bank. None of the forgoing individuals are officers or employees of either the Company or Southside Bank.  Also serving is Lee R. Gibson, an officer and director of the Company and Southside Bank and Bill Clawater, an officer and an advisory director of Southside Bank.  In addition, the members of the Executive Committee comprise the Loan/Discount Committee of Southside Bank.  It is the Loan/Discount Committee’s responsibility to monitor credit quality, review extensions of credit and approve selected credits in accordance with the loan policy.  The Executive Committee and the Loan/Discount Committee of Southside Bank met weekly to discharge responsibilities of both committees at combined meetings and met 51 times in 2016.
Trust Committee of Southside Bank
The Trust Committee of Southside Bank is responsible for the oversight of the operations and activities of the Trust Department.  The committee is comprised of Herbert Buie, Alton Cade and Patricia A. Callan, each of whom is a director of the Company and Southside Bank.  John F. Walker, M.D. is an advisory director of Southside Bank and serves as a member of the Trust Committee.  Lee R. Gibson serves as an advisory member and is a director and officer of the Company and Southside Bank.  Doug Bolles and Kim Partin (Chair), officers of Southside Bank, also serve on this committee.  Brian McCabe, an officer of the Company and officer and advisory director of Southside Bank, is an advisory member of the Trust Committee.  Lonny Uzzell, an advisory director and officer of Southside Bank, is an advisory member of the Trust Committee.  Herbert Buie, Alton Cade, Patricia A. Callan and John F. Walker, M.D. are not officers or employees of the Company or Southside Bank.  The Trust Committee met eleven times in 2016.
Compliance, Information Technology (IT) and Community Reinvestment Act (CRA) Committee of Southside Bank
The Compliance/IT/CRA Committee of Southside Bank is responsible for ensuring compliance with all appropriate statutes and reviews electronic data processing and community reinvestment activities.  The Compliance/IT/CRA Committee is comprised solely of persons who are directors of the Company and Southside Bank but who are not officers or employees.  Those directors are Melvin B. Lovelady, CPA, (Chairman), S. Elaine Anderson, CPA, Alton Cade, William Sheehy, Preston L. Smith and Donald W. Thedford.  The Compliance/IT/CRA Committee met twelve times in 2016.
Investment/Asset-Liability Committee (ALCO) of Southside Bank
The Investment/Asset-Liability Committee is responsible for reviewing Southside Bank’s overall asset and funding mix, asset-liability management policies and investment policies. The members of the committee are Lawrence Anderson M.D., S. Elaine Anderson, CPA, Herbert Buie and Melvin Lovelady, CPA, who are all directors of the Company and Southside Bank. None of the forgoing individuals are officers or employees of the Company or Southside Bank.  Lee R. Gibson, an officer and director of the Company and Southside Bank, serves on the committee with Suni Davis (Chair), officer of the Company and Southside Bank. Julie Shamburger, an officer and advisory director of Southside Bank, is a member of the committee. Also serving on this committee are Tim Alexander, Peter Boyd, Bill Clawater and Lonny Uzzell, officers and advisory directors of Southside Bank. Kyle Gibson, Jared Green, Bryan Lentz, Michael Phea, Jill Kinsley and Glen Greeney each officers of Southside Bank also serve on the committee. The Investment/Asset-Liability Committee met twelve times in 2016.

DIRECTOR COMPENSATION
During 2016, the Company paid its Chairman of the Board $10,417 per month and its Vice Chairman of the Board $8,333 per month. The Chairman Emeritus and the Chairman of the Audit Committee were paid $8,333 per month by the Company. During 2016, the Company paid the remaining non-employee directors fees of $4,750 per month other than S. Elaine Anderson who received $5,250 per month from January through April and Patricia A. Callan who received $5,250 per month in January, March and April of 2016. In addition, non-employee directors, who are also directors of Southside Bank, were paid $500 per regular Southside Bank board meeting. Also during 2016, the Company and Southside Bank paid non-employee directors a bonus of $10,000 and $1,500, respectively.
Sam Dawson, the Company’s CEO through December 31, 2016 and Lee R. Gibson, the Company's current CEO, are not included in the table below, as they were officers of the Company in 2016, and thus received no compensation for their service as directors of the Company. The compensation received by Mr. Dawson and Mr. Gibson is shown in the Summary Compensation table under Executive Compensation.

2016 DIRECTOR COMPENSATION
The table below summarizes the compensation paid by the Company to current directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($) (9)	Total ($)
S. Elaine Anderson, CPA (1)	$75,000	$—	$75,000
Lawrence Anderson, M.D. (2)	75,000	—	75,000
Herbert C. Buie (2)	75,000	—	75,000
Alton Cade (2)	75,000	—	75,000
Patricia A. Callan (3)	74,500	—	74,500
John R. (Bob) Garrett (4)	117,500	—	117,500
B.G. Hartley (5)	102,500	5,439	107,939
Melvin B. Lovelady, CPA (6)	118,000	—	118,000
Joe Norton (7)	143,000	—	143,000
William Sheehy (8)	74,500	—	74,500
Preston L. Smith (2)	75,000	—	75,000
Donald W. Thedford (2)	75,000	—	75,000

(1)	Compensation includes $6,000 and $69,000 for serving as director of Southside Bank and the Company, respectively.

(2)	Compensation includes $8,000 and $67,000 for serving as director of Southside Bank and the Company, respectively.

(3)	Compensation includes $6,000 and $68,500 for serving as director of Southside Bank and the Company, respectively.

(4)	Compensation includes $7,500 and $110,000 for serving as director of Southside Bank and the Company, respectively.

(5)	Compensation includes $2,500 and $100,000 for serving as director of Southside Bank and the Company, respectively.

(6)	Compensation includes $8,000 and $110,000 for serving as director of Southside Bank and the Company, respectively.

(7)	Compensation includes $8,000 and $135,000 for serving as director of Southside Bank and the Company, respectively.

(8)	Compensation includes $7,500 and $67,000 for serving as director of Southside Bank and the Company respectively.

(9)	Amounts included in this column for 2016 are as follows:

B.G. Hartley
Automobile (a)	$156
Club Dues (b)	3,309
Insurance Premiums (c)	1,974
Total	$5,439

(a)	The incremental cost to the Company during 2016 for fuel and maintenance.

(b)	The incremental cost to the Company during 2016 for club dues.

(c)	B.G. Hartley received $1,678 and $295 for Medicare Part B and Medicare Part D insurance premiums, respectively.

Deferred Compensation Agreement with B.G. Hartley
The Company entered into a deferred compensation agreement with B.G. Hartley effective February 13, 1984. B.G. Hartley’s deferred compensation agreement provides that upon a termination of employment by reason of death, retirement or an involuntary termination by the Company other than for cause, he will be entitled to receive $468,412 in a lump sum and $800,000 payable monthly over 15 years, plus an additional $4,000 per month payable until death. B.G. Hartley retired on January 5, 2012, and consistent with his deferred compensation agreement, he began receiving payments in January 2012.
Retirement Agreement with B.G. Hartley
On November 7, 2008, the Company, Southside Bank and B.G. Hartley, entered into a Retirement Agreement. The Retirement Agreement provides that in each of the five years after his “separation from service” (as defined under Section 409A of the Internal Revenue Code of 1986), regardless of whether the separation is by reason of retirement, death or otherwise, the Company shall pay B.G. Hartley $250,000 per year, subject to a 5% increase per year after the first year.  The Company shall continue to make payments to B.G. Hartley’s estate or beneficiaries in the event of his death during the five year period.  In addition, B.G. Hartley shall be entitled to participate in all plans, programs, practices and policies maintained by the Company at that time with respect to retirement or termination of employment.
B.G. Hartley retired on January 5, 2012, and in accordance with this agreement, began receiving monthly payments on August 1, 2012.

DIRECTOR STOCK OWNERSHIP POLICY
To help promote the alignment of the personal interests of the Company’s directors with the interests of our shareholders, the Company established in February 2014, a stock ownership policy for all non-employee directors. Under this policy, each non-employee director is required to acquire at least 5,000 shares of the Company’s common stock within five years after the date he or she is first elected as a director. The acquisition period is measured using the calendar year. For current directors, the policy requires that they accumulate these shares over the five years beginning on January 1, 2014. For any new directors, their five-year accumulation period will begin on January 1 of the year following their election. To the extent a director is not in compliance with the policy after the five-year accumulation period, any compensation paid to that director must be in the form of stock compensation and the director is required to retain 50% of these stock awards.
The following table shows the stock ownership as of March 15, 2017 of our non-employee directors serving on that date and the percentage of the ownership guideline they have reached.

Director	Number of Shares Held (#)	Stock Held as % of Ownership Guideline
Lawrence Anderson, M.D.	30,925	>100%
S. Elaine Anderson, CPA	29,647	>100%
Michael Bosworth	76,521	>100%
Herbert C. Buie	662,656	>100%
Alton Cade	72,187	>100%
Patricia A. Callan	7,799	>100%
John R. (Bob) Garrett	10,677	>100%
Melvin B. Lovelady, CPA	20,237	>100%
Joe Norton	250,214	>100%
William Sheehy	145,549	>100%
Preston L. Smith	10,353	>100%
Donald W. Thedford	11,355	>100%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information regarding beneficial ownership of our common stock as of March 15, 2017, for the following persons:

•	each person known by us to beneficially own more than 5% of our outstanding common stock;

•	each of our directors;

•	each of our executive officers included in our Summary Compensation Table; and

•	all of our directors and executive officers as a group.
Unless otherwise indicated, the address of each of the named individuals is 1201 South Beckham Avenue, Tyler, Texas 75701.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Lawrence Anderson, M.D. (2)	30,925	*
S. Elaine Anderson, CPA (3)	29,647	*
Michael Bosworth (4)	76,521	*
Herbert C. Buie (5)	662,656	2.3
Alton Cade (6)	72,187	*
Patricia A. Callan (7)	7,799	*
Sam Dawson (8)	226,189	*
John R. (Bob) Garrett	10,677	*
Lee R. Gibson, CPA(9)	93,508	*
Melvin B. Lovelady, CPA(10)	20,237	*
Joe Norton (11)	250,214	*
William Sheehy (12)	145,549	*
Preston L. Smith (13)	10,353	*
Donald W. Thedford	11,355	*
Tim Alexander (14)	29,216	*
Tim Carter (15)	47,334	*
Julie Shamburger, CPA (16)	30,616	*
BlackRock, Inc. (17)	3,046,820	10.7
All directors and executive officers of the company as a group (20 in total). (18)	4,918,784	17.2
*    Less than 1% of total outstanding shares (28,586,916) as of March 15, 2017.

(1)	Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of common stock set forth opposite his or her name.

(2)
Dr. Anderson owns 15,163 shares in an individual retirement account and has sole investment and voting power in these shares. Dr. Anderson also beneficially owns 15,540 shares held by Vida Partnership, LTD of which he is the General Partner. Dr. Anderson is custodian for his daughter for 75 shares and his son for 147 shares, which are included in the total. Dr. Anderson disclaims beneficial ownership of these 222 shares.

(3)
Ms. Anderson has sole voting and investment power with respect to 8,358 shares owned individually. Ms. Anderson owns 664 shares in an individual retirement account and has sole investment and voting power in these shares. Also included in the total are 20,625 shares owned by Ms. Anderson's husband, of which she disclaims all beneficial ownership.

(4)
Mr. Bosworth has joint voting and investment power with his wife with respect to 16,946 shares owned jointly and has sole voting and investment power with respect to 48,207 shares owned individually. Mr. Bosworth beneficially owns 11,368 shares held by Bosworth & Associates which he owns jointly with his wife.

(5)
Mr. Buie has sole voting and investment power with respect to 601,972 shares owned individually.  Mr. Buie owns 36,405 shares in individual retirement accounts and has sole voting and investment power in these shares.  Also included in the total are 16,148 shares owned by Mr. Buie’s wife, 4,246 shares owned by Mrs. Buie as trustee for their son and 3,885 shares owned by Mrs. Buie as trustee for their daughter.  Mr. Buie disclaims beneficial ownership of these 24,279 shares, which are included in the total.

(6)
Mr. Cade has joint voting and investment power with his wife with respect to 30,642 shares and also beneficially owns 35,346 shares held by Cochise Company, Inc., of which he is President.  Mr. Cade has voting and investment power as trustee of the Cade Residuary Trust, which owns 6,199 shares.

(7)	Ms. Callan has sole voting and investment power with respect to 2,883 shares owned individually and 4,916 shares in an individual retirement account.

(8)
Mr. Dawson has joint voting and investment power with his wife with respect to 109,354 shares and has sole voting power, but not investment power, with respect to 22,228 shares owned in the Company’s Employee Stock Ownership Plan (“ESOP”), in which he is 100% vested.  Mr. Dawson owns 26,507 shares in an individual retirement account and has sole voting and investment power in these shares. Included in the total are 3,687 shares owned by Mr. Dawson’s wife, of which he disclaims all beneficial ownership. Also included in the total are 64,413 shares subject to stock options that are exercisable within 60 days of the record date.

(9)
Mr. Gibson has sole voting power and investment power with respect to 19,734 shares owned individually.  He also has sole voting power, but not investment power, with respect to 20,488 shares owned in the Company’s ESOP, in which he is 100% vested. Mr. Gibson owns 5,898 shares in an individual retirement account and has sole voting and investment power in these shares. Also included in the total are 47,388 shares subject to stock options that are exercisable within 60 days of the record date.

(10)	Mr. Lovelady has joint voting and investment power with his wife with respect to 20,237 shares owned jointly.

(11)
Mr. Norton has sole voting and investment power with respect to 236,446 shares.  Mr. Norton is custodian for his granddaughter for 8,801 shares and his grandson for 4,967 shares, which are included in the total.  Mr. Norton disclaims beneficial ownership of these 13,768 shares.

(12)	Mr. Sheehy has sole voting and investment power with respect to 125,910 shares owned individually and 19,639 shares in an individual retirement account.

(13)
Mr. Smith has joint voting and investment power with his wife with respect to 4,172 shares owned jointly and has sole voting and investment power with respect to 4,786 shares owned individually. Also included in the total are 1,395 shares owned by Mr. Smith's wife, of which he disclaims all beneficial ownership.

(14)
Mr. Alexander has sole voting power and investment power with respect to 1,243 shares owned individually.  He also has sole voting power, but not investment power, with respect to 1,331 shares owned in the Company’s ESOP, in which he is 100% vested. Mr. Alexander owns 15,295 shares in an individual retirement account and has sole voting and investment power in these shares. Also included in the total are 11,347 shares subject to stock options that are exercisable within 60 days of the record date.

(15)
Mr. Carter has sole voting power and investment power with respect to 39,747 shares owned individually. Mr. Carter has voting and investment power as trustee of the Timothy Carter Lifetime Trust, which owns 664 shares.  He also has sole voting power, but not investment power, with respect to 100 shares owned in the Company’s ESOP, in which he is 100% vested. Mr. Carter owns 369 shares in an individual retirement account and has sole voting and investment power in these shares. Also included in the total are 6,454 shares subject to stock options that are exercisable within 60 days of the record date.

(16)
Ms. Shamburger has sole voting power and investment power with respect to 11,423 shares owned individually.  She also has sole voting power, but not investment power, with respect to 4,646 shares owned in the Company’s ESOP, in which she is 100% vested. Ms. Shamburger owns 3,335 shares in an individual retirement account and has sole voting and investment power in these shares. Also included in the total are 11,212 shares subject to stock options that are exercisable within 60 days of the record date.

(17)
Information obtained solely by reference to the Schedule 13G/A filed with the SEC on January 17, 2017 by BlackRock, Inc. (“BlackRock”).  BlackRock reported that it has sole dispositive power over 3,046,820 shares and sole voting power over 2,994,609 shares held as of December 31, 2016.  BlackRock also reported that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our common stock but that no one person’s interest is more than five percent of our total outstanding common stock.  The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(18)	Includes executive officer ownership of 79,954 shares not listed in table. Also included in the total are 37,027 shares subject to stock options that are exercisable within 60 days of the record date.

COMPENSATION COMMITTEE REPORT
The Compensation Committee oversees and makes recommendations for all aspects of executive officer compensation.  The board of directors of the Company considers the recommendations of the Compensation Committee and approves the compensation of the executive officers.  In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis in this proxy statement.
In reliance on the review and discussion referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and its proxy statement on Schedule 14A to be filed in connection with the Company’s 2017 Annual Meeting, each of which will be filed with the SEC.
This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.
Submitted by the Compensation Committee of the Board.

Donald W. Thedford, Chairman	Melvin B. Lovelady, CPA
Patricia A. Callan	William Sheehy

COMPENSATION DISCUSSION AND ANALYSIS
Overview of Compensation Program
In the paragraphs that follow, we will give an overview and analysis of our compensation programs and policies, the material compensation decisions we have made under those programs and policies, and the material factors that we considered in making those decisions.  Later in this proxy statement under the heading “Executive Compensation” you will find a series of tables containing specific information about the compensation earned or paid in 2016 to the following executive officers, who are referred to as the “named executive officers” or “NEOs.”

•	Sam Dawson - former Chief Executive Officer, (serving through December 31, 2016) and former Director of the Company and Southside Bank;

•	Lee R. Gibson, CPA - President, Chief Executive Officer and Director of the Company and Southside Bank;

•	Julie Shamburger, CPA - Executive Vice President, Chief Financial Officer and advisory Director of Southside Bank;

•	Tim Alexander - Chief Lending Officer and advisory Director of Southside Bank; and

•	Tim Carter - Regional President, North Texas and advisory Director of Southside Bank.
The Compensation Committee of the Board (the “Committee”) has responsibility for reviewing and establishing the Company’s compensation programs, consistent with the Company’s compensation philosophy.  The Committee attempts to ensure the total compensation paid to the NEOs is fair, reasonable, and competitive.  The Committee conducts an annual base salary and bonus compensation level review of the NEOs and occasionally engages outside consultants, as discussed below.  When determining compensation, the Company typically does not establish specific performance goals for the NEOs, but instead evaluates and reviews each NEO’s contribution to the overall performance of the Company, taking into account any changes in duties or responsibilities, the overall banking environment, skills and talents demonstrated during the year and leadership skills.
During 2016, the Committee reviewed with management the design and operation of the incentive compensation arrangements for the NEOs and other employees of Southside Bank for the purpose of determining whether such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company.  The Committee concluded the incentive plans and policies do not encourage the NEOs or other employees to take risks that are reasonably likely to have a material adverse effect on the long-term well-being of the Company.
The Committee also reviews and develops recommendations for director compensation, including committee service fees.
Compensation Philosophy and Objectives
The Committee believes the most effective executive compensation program is one that is designed to reward long-term and strategic performance and which aligns executives’ interests with those of the shareholders with the ultimate objective of improving long-term shareholder value.  The Committee evaluates both performance and compensation to ensure the Company maintains its ability to attract and retain superior officers in key positions and that compensation provided to key officers remains competitive relative to the compensation paid to similarly situated executives of our peer companies (as discussed below).  To that end, the Committee believes executive compensation provided by the Company to its NEOs should include both cash and other benefits that reward both Company and executive performance.  Performance is evaluated in a number of ways.  First and most importantly, the committee evaluates the overall performance of the Company during the year and over a longer term, typically three years.  Performance metrics evaluated include profitability, return on equity, ability to pay dividends to shareholders, overall asset quality, capital levels and earnings per share.  The Company’s performance is measured against its peers utilizing outside independently produced peer group data.  The committee also takes into consideration the results of outside examinations and audits.  The committee evaluates individual performance of each NEO in their areas of responsibility and to the Company as a whole, taking into consideration the overall banking environment.  Using this information as a guide the committee then works through its process of evaluating and setting compensation.
Role of Executive Officers in Compensation Decisions
The Committee makes recommendations to the Board regarding all compensation decisions for the NEOs.  The CEO provides input regarding the performance of the other NEOs and makes recommendations for compensation amounts payable to the other NEOs.  These recommendations are based on the CEO’s personal observation of each NEO's performance, commitment and contribution to the Company.  The CEO is not involved with any aspect of determining his own pay.
Setting Executive Compensation
Based on the compensation objectives noted above, the Committee has structured the NEOs’ annual compensation to be competitive and to motivate and reward the NEOs for their performance.
In furtherance of this, the Committee occasionally engages an outside consulting firm to conduct a peer review of its overall compensation program for the NEOs.  In 2015, the Committee engaged Pearl Meyer & Partners (“PM&P”) to serve as an independent outside consultant to Southside Bancshares, Inc., reporting directly to the Committee. PM&P provided the Committee a letter with a statement of independence and the procedures they follow to remain independent. PM&P was engaged to prepare an Executive Compensation Review, dated January 16, 2015, specifically for the Committee.  This Executive Compensation Review was based on a custom peer group selected by PM&P based on asset size, location and performance (the “Compensation Peer Group”). The Compensation Peer Group is comprised of sixteen public commercial banks in Texas, Oklahoma, Arkansas, Louisiana, Alabama, Colorado, Georgia, Iowa, Mississippi, South Carolina, Missouri and Tennessee, against which PM&P and the Committee believe the Company competes for talent.  At the time of the study, the Compensation Peer Group assets ranged from $2.2 billion to $7.9 billion with a median asset size of approximately $4.6 billion. The companies comprising the Compensation Peer Group were:

Ameris Bancorp	Independent Bank Group, Inc.
BancFirst Corporation	National Bank Holdings Corporation
First NBC Bank Holding Company	Pinnacle Financial Partners, Inc.
Enterprise Financial Services Corp	Renasant Corporation
First Financial Bankshares, Inc.	ServisFirst Bancshares, Inc.
Great Southern Bancorp, Inc.	Simmons First National Corporation
Heartland Financial USA, Inc.	South State Corporation
Home Bancshares, Inc.	ViewPoint Financial Group, Inc.
During Committee discussions regarding setting NEO compensation for 2016, the Committee referenced the 2015 Executive Compensation Review. The Compensation Peer Group data is used for comparative purposes only. We do not target executive officer pay opportunities at any particular percentile relative to our Compensation Peer Group. The Committee evaluates the NEO's compensation and reviews and discusses performance, job responsibilities and tenure for each NEO position. Based on this review and discussion of each NEO, the Committee determines the NEO's total compensation. There is no pre-established policy or target for the allocation among different types of compensation. In determining the appropriate mix of compensation for 2016, the Committee took into consideration that equity-based compensation would be part of its executive officer compensation program for 2016.
2016 In Review
Southside Bancshares, Inc. financial results for 2016 included a return on average shareholders' equity of 10.54%, and a return on average assets of 0.94%. Net income for 2016 increased $5.4 million, or 12.2%, and diluted earnings per common share increased $0.21, or 12.7%. During 2016, loans increased $124.8 million and nonperforming assets decreased to 0.27% of total assets.

2016 Executive Compensation Components
For the fiscal year ended December 31, 2016, the principal components of compensation for NEOs were:

•	Base salary;

•	Annual incentive program;

•	Discretionary bonus;

•	Long-term equity incentive awards;

•	Retirement benefits;

•	Perquisites and other personal benefits; and

•	Health and welfare benefits.
Base Salary
The Company provides NEOs and other employees with a base salary to compensate them for services rendered during the fiscal year.  Base salaries for NEOs are determined based on their position and responsibility by using comparable market data adjusted for duties and responsibilities.
During the review of base salaries for executives, the Committee primarily considers:

•	Compensation Peer Group data;

•	internal review of the executive’s compensation, both individually and relative to our other officers;

•	overall individual performance of the executive;

•	scope of responsibilities;

•	experience; and

•	tenure with the Company.
Salary levels are typically considered annually as part of the Company’s performance review process, as well as upon a promotion or other change in job responsibility.  Merit-based increases to salaries of NEOs are based on the Committee’s assessment of performance after considering recommendations of the CEO (other than with respect to himself).  The NEO salaries were approved by the Committee for 2016 based on the CEO’s recommendations for the other NEOs and company performance.
After considering all of the relevant factors and the performance of each executive, the Committee decided that Sam Dawson and Lee R. Gibson would receive a 4.8% and a 7.4% increase in base salary for 2016, respectively.
Julie Shamburger received a 3.2% increase in base salary for 2016 and received an additional increase in salary of $40,000 after being promoted to Chief Financial Officer. Tim Alexander and Tim Carter received a 6.1% and 5.6% increase in base salary for 2016, respectively.
Annual Incentive Program
Prior to January 2014, the annual cash bonus program was primarily comprised of discretionary cash bonus awards. In December 2013, upon the approval of the Board based on the recommendation of the Compensation Committee, the Company implemented a performance-based annual incentive bonus program, the Annual Incentive Program (“AIP”) to replace approximately 75% of the discretionary cash bonus awards starting January 1, 2014. Any discretionary cash bonus award for the Company's CEO and CFO annually will be based upon the Company's performance and individual contributions. The Compensation Committee may also award cash bonuses to other named executives and senior officers of the Company and the Bank.
Participants in the program for 2016 were Sam Dawson, Lee R. Gibson and Julie Shamburger, who had a maximum incentive opportunity equal to 50%, 40% and 30% of base salary, respectively.
We believe that a significant amount of our executives’ compensation should be contingent on our performance.  The AIP formalizes this philosophy for our top executives by providing a cash incentive for the attainment of profitable growth and stable financial operating conditions.

For 2016, the Compensation Committee approved the following performance measures, all of which are weighted equally:

•	Earnings per share (“EPS”) growth (fully-diluted);

•	Loan growth;

•	Return on average equity (“ROAE”);

•	Efficiency ratio; and

•	Non-performing assets (“NPA”) as a percentage of total assets.
We believe a focus on these metrics over time will support sustained performance and the long-term creation and preservation of shareholder value.
Performance measures, goals and weighting are set annually by the Compensation Committee.  In determining the amount of the annual incentive payment, a threshold level of performance is established for each measure.  Participants will earn a cash award based on the amount by which actual performance exceeds the threshold goal as set forth below, up to the set percentage of bonus allocated to each performance measure. In the event the Company's performance is less than the threshold with respect to a particular performance measure, no incentive compensation is payable for that particular measure.

Performance Measure	Weighting	Threshold	Award for Achieving Performance Over Threshold

EPS Growth (Fully-Diluted)	20%	5.0%	2.5% for each 1% above the threshold
Loan Growth	20%	5.0%	2% for each 1% above the threshold
ROAE	20%	10.0%	2.5% for each 1% above the threshold
Efficiency Ratio	20%	60.0%	2% for each 1% below the threshold
NPAs / Assets	20%	0.50%	1.5% for each 0.01% below the threshold
The following table presents the actual performance results for 2016 compared to the thresholds for the performance measures and the resulting Annual Incentive Program percentage earned for 2016.

Performance Measure	2015 Result	2016 Result	2016 Growth	Compared to Threshold	Award	Maximum Award Weighting
EPS Growth (Fully-Diluted)	$1.65	$1.86	12.73%	7.73%	19.32%	19.32%
Loan Growth	$2,431,753	$2,556,537	5.13%	0.13%	0.26%	0.26%
ROAE		10.54%		0.54%	1.35%	1.35%
Efficiency Ratio		54.08%		5.92%	11.84%	11.84%
NPAs / Assets		0.27%		0.23%	33.00%	20.00%
Annual Incentive Earned						52.77%
For 2017, the Committee made the following changes to the AIP.  Due to Lee R. Gibson being promoted to CEO, the maximum incentive opportunity for Mr. Gibson is now 50% of his of base salary, an increase from 40%.
The annual incentive bonus for Tim Alexander is based on net loan revenue for the east Texas and central Texas regions. The annual incentive bonus for Tim Carter is based on net loan revenue for the north Texas region. Net loan revenue is defined as total annual loan revenue less annual salary expense for each commercial lender, in their respective regions. For each commercial lender, the net loan revenue for the current annual period is compared to the prior annual period to determine the increase or decrease in net loan revenue. Increases and decreases by officer are then combined to determine a net increase or decrease in overall net loan revenue, for the respective regions. Each executive is paid 5% of an overall increase in net loan revenue. Each executive received 75% in cash and 25% in RSUs that vest equally over four years.
Discretionary Bonus
The board from time to time may determine that it is appropriate to pay an NEO a discretionary bonus, not as an incentive or linked to performance numbers, but as a reward rather than a motivator. Sam Dawson, Lee R. Gibson and Julie Shamburger received discretionary bonuses for 2016 in the amounts of $265,000, $35,000 and $12,500 respectively for their individual contributions, leadership and performance during 2016. When determining the discretionary bonus for Sam Dawson the Board considered his 42 years at the Company, his decades of leadership and the forfeiture of unvested equity awards in connection with his retirement effective as of December 31, 2016.

Long-Term Equity Incentive Awards
The Southside Bancshares, Inc. 2009 Incentive Plan provides for the grant of equity awards to our employees, officers and directors.  The primary purpose of the 2009 Incentive Plan is to promote our success by linking the personal interests of our employees, officers, directors and consultants to those of our shareholders, and by providing participants with an incentive for outstanding performance. The 2009 Incentive Plan outlines the type of incentive awards to be granted under the 2009 Incentive Plan and establishes proposed amounts for participants, subject to final approval by the Committee.  In 2015 the Committee engaged the services of PM&P to assist in guiding the Committee as to what is comparable and customary relative to the Compensation Peer Group with respect to long-term equity programs.  We believe these awards align executive performance and achievement with shareholder interests.
Our NEOs are awarded long-term equity awards under the 2009 Incentive Plan with a value equal to a specified percentage of their base salaries. For 2016, the percentages were as follows: Lee R. Gibson, 50%; Julie Shamburger, 35%; Tim Alexander, 35%, and Tim Carter, 25%.  These awards were granted with a grant date fair value of 50% in the form of stock options and 50% in the form of restricted stock units (“RSUs”). Details of the equity awards granted to the NEOs are set forth in the Grants of Plan-Based Awards table on page 22.  Due to his impending retirement, Sam Dawson was not granted any long-term equity awards in 2016.
Executive Stock Ownership Policy
The Company maintains a stock ownership policy that determines the amount of common stock that should be held by the Company’s executive officers. The policy specifies the value of company stock (the “Required Market Value”), as a multiple of the executive officer’s base salary in effect as of the time the executive first becomes subject to the policy, which must be held by each executive officer, as follows:

Position	Multiple
Chief Executive Officer	3x Base Salary
Chief Financial Officer	2x Base Salary
President	2x Base Salary
Chief Lending Officer	2x Base Salary
Other Executive Officers	One-half Base Salary
The CEO, CFO, President and CLO are strongly encouraged to achieve ownership of a sufficient number of shares to satisfy the Required Market Value within five years of first becoming subject to the policy, and other executive officers are strongly encouraged to comply with the policy within seven years of first becoming subject to the policy.
In order to meet the stock ownership requirement, an executive officer may count all shares of common stock owned by the executive (including restricted stock and shares held in the Company’s 401(k) Plan (the “401(k) Plan”), ESOP, shares held in an IRA and shares beneficially owned through a trust) and outstanding restricted stock units, but excluding shares underlying unexercised stock options.
Once an executive officer has obtained shares having a value equal or greater to the Required Market Value, the executive’s ownership requirement is converted into a number of shares determined by dividing the Required Market Value by the then-current stock price (the “Required Share Level”). Once an executive’s Required Share Level is determined, he or she must continue to beneficially own at least that number of shares in order to be in compliance with the policy. An executive’s Required Market Value and Required Share Level will be recalculated in connection with a salary increase relating to a change in title, but otherwise will not change as a result of changes in base salary or fluctuations in the price of the Company’s stock.
Executive officers who are not in compliance with the policy after the applicable five or seven year period are required to retain 50% of the shares received upon exercise or conversion of equity incentive awards.
The following table shows for each NEO the number of shares deemed held under the policy and the percentage of the ownership requirement they have reached.

Name	Stock Ownership at March 15, 2017	Stock Held as a % of Ownership Requirement
Sam Dawson	161,776	>100%
Lee R. Gibson	52,191	>100%
Julie Shamburger	21,993	>100%
Tim Alexander	23,280	>100%
Tim Carter	45,843	>100%

Retirement Benefits
Retirement benefits fulfill an important role within the Company’s overall executive compensation program because they provide a financial security component which promotes retention.  We place great value on the long-term commitment that many of our employees and the NEOs have made to us and aim to incent those individuals to remain with the Company and to act in a manner that will provide longer-term benefits to the Company.  The Company believes its retirement program is comparable to those offered by the banks in our Compensation Peer Group and, as a result, is needed to ensure that our executive compensation remains competitive.
Our retirement plans are designed to encourage employees to take an active role in planning, saving and investing for retirement.  The Company maintains a 401(k) Plan, a tax-qualified, defined contribution plan in which substantially all of our employees, including the NEOs, are eligible to participate.  The Company also maintains a tax-qualified, defined benefit pension plan (the “Pension Plan”) pursuant to which participants are entitled to benefits based on final average monthly compensation and years of credited service.  In addition, the Company maintains a non-qualified supplemental retirement plan (the “Restoration Plan”) which provides benefits in addition to the Pension Plan.  The Pension Plan and the Restoration Plan are described in more detail under the Pension Benefits table in this Proxy Statement.
The Company has entered into deferred compensation agreements with each of the NEOs that provide for the payment of a stated amount over a specific period of years.  These deferred compensation agreements are described in more detail under the Pension Benefits table in this Proxy Statement.
The Company has also entered into split dollar agreements with Sam Dawson and Lee R. Gibson which allow the executives to designate the beneficiaries of death benefits under a life insurance policy.  These agreements are described in more detail under the summary compensation table in this Proxy Statement.
Perquisites and Other Personal Benefits
The Company provides NEOs with perquisites and other personal benefits the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions.  The committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs.  The Committee did not review perquisites during 2016, and there were no changes in the types of perquisites provided in 2016.  Perquisites provided to NEOs during 2016 were Company paid club dues for each NEO and a Company provided automobile for Sam Dawson, Lee R. Gibson, Tim Alexander and Tim Carter.  Club memberships are made available to various officers who are expected to routinely entertain customers or prospective customers.
Health and Welfare Benefits
The Company offers a standard range of health and welfare benefits on a uniform basis and subject to insurance policy limitations to employees, including NEOs, and their eligible dependents. The benefits are designed to attract and retain employees and provide security to employees for their health and welfare needs. The benefits include: medical, prescription, dental, vision, employee life, group life and flexible spending accounts. NEOs participate in these employee benefit plans, which are generally available to full-time employees on the same terms as a similarly situated employee.  Another benefit available to officers at or above the Vice President level and meeting a salary requirement, is a bank provided long-term disability insurance policy which includes accidental death and travel insurance plans and programs.
Severance
The Company entered into Employee Agreements with Sam Dawson and Lee R. Gibson in October 2007, with Julie Shamburger in June 2008, and with Tim Carter in April 2014 (to become effective upon the merger of the Company and OmniAmerican).  The Board determined that it was in the best interest of the Company to retain the services and encourage the continued attention and dedication of these executives to their assigned duties.  The severance and change in control termination amounts were negotiated based on these NEO's tenure, scope of responsibilities and other provisions in the agreement.
For a further discussion of the terms of the Employment Agreements, please see the discussion on page 22.
Tax and Accounting Considerations
Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that we may deduct in any year with respect to any one of our NEOs.  This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation.  The committee intends to maximize deductibility of executive compensation while retaining discretion needed to compensate executives in a manner commensurate with performance and the competitive landscape for executive talent.

EXECUTIVE COMPENSATION
The following table sets forth the compensation earned by or paid to each of the NEOs for the fiscal years ended December 31, 2016, 2015 and 2014.  This information relates to compensation paid to the NEO's by Southside Bank, as the Company does not directly pay compensation to the NEOs.

2016 SUMMARY COMPENSATION TABLE

Name Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value ($) (6)	All Other Compensation ($) (8)	Total ($)
Sam Dawson – former Chief Executive Officer and Director of the Company and Southside Bank	2016	$590,000	$265,000	$—	$—	$155,675	$1,133,262	$15,549	$2,159,486
	2015	563,000	50,000	140,754	140,751	111,026	127,382	14,800	1,147,713
	2014	486,524	48,470	—	—	154,356	1,787,646	88,039	2,565,035
Lee R. Gibson, CPA – President, Chief Executive Officer and Director of the Company and Southside Bank	2016	$530,000	$35,000	$132,512	$132,497	$111,875	$547,269	$9,791	$1,498,944
	2015	493,325	40,000	98,673	98,664	68,100	14,562	8,626	821,950
	2014	416,392	56,483	—	—	99,194	875,431	75,897	1,523,397
Julie Shamburger, CPA – Executive Vice President, Chief Financial Officer and advisory director of Southside Bank	2016	$282,154	$12,500	$52,501	$52,504	$47,494	$228,146	$1,740	$677,039
Tim Alexander – Chief Lending Officer and advisory director of Southside Bank	2016	$350,000	$—	$148,484	$61,250	$261,611	$224,137	$70,962	$1,116,444
Tim Carter – Regional President, North Texas and advisory director of Southside Bank	2016	$475,000	$—	$77,987	$59,372	$55,737	$—	$85,514	$753,610

(1)	Includes amounts deferred at the officer’s election pursuant to the Company’s 401(k) Plan and payments for unused paid time off.

(2)	Reflects a special year-end (discretionary) bonus to Sam Dawson, Lee R. Gibson and Julie Shamburger.

(3)	Reflects the aggregate grant date fair value of restricted stock units determined in accordance with FASB ASC Topic 718.

(4)
Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718.  The assumptions used in calculating these amounts are set forth in the notes to the Company’s consolidated financial statements, which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC.

(5)	Reflects amounts earned under the Annual Incentive Program. See the discussion above on page 17 for more information regarding these performance-based cash bonuses.

(6)
The amounts reported in this column reflect the aggregate actuarial increase in the present value of the NEOs benefits under the Pension Plan and the Restoration Plan determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements.  The changes in pension values for the NEOs under the Pension Plan were as follows: Sam Dawson – $2,269; Lee R. Gibson – $180,136; Julie Shamburger – $203,994; and Tim Alexander – $73,167.  The changes in pension value for the NEOs under the Restoration Plan were as follows: Sam Dawson – $1,130,993; Lee R. Gibson – $367,133; Julie Shamburger – $24,152; and Tim Alexander – $150,970. Tim Carter is not eligible to participate in the Pension Plan or the Restoration Plan.  Descriptions of the Pension Plan and Restoration Plan follow the Pension Benefits table in this Proxy Statement.

(7)	Amounts included in this column for 2016 are as follows:

	Dawson	Gibson	Shamburger	Alexander	Carter
Company Provided Automobile (a)	$4,097	$4,089	$—	$65,346	$67,838
Club Dues (b)	11,452	5,702	1,740	5,616	11,051
401(k) Matching (c)					6,625
Total	$15,549	$9,791	$1,740	$70,962	$85,514

(a)
Sam Dawson, Lee R. Gibson, Tim Alexander and Tim Carter had use of a Company provided automobile in 2016. The incremental cost to the Company during 2016 included the fuel, maintenance costs and insurance, and for Tim Alexander and Tim Carter, a new automobile.

(b)	The incremental cost of Company provided club dues to the NEOs.

(c)	Tim Carter is an eligible participant in the Company's 401(k) plan, in which he is 100% vested. During 2016, Tim Carter was eligible to receive $6,625 in matching 401(k) contributions.

The table below sets forth information regarding grants of plan-based awards to the NEOs for the fiscal year ended December 31, 2016.
2016 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)
Sam Dawson		59,000		295,000
Lee R. Gibson		42,400		212,000
	11/23/2016				3,468			132,512
	11/23/2016					15,906	38.21	132,497
Julie Shamburger		18,000		90,000
	11/23/2016				1,374			52,501
	11/23/2016					6,303	38.21	52,504
Tim Alexander	11/23/2016				3,886			148,484
	11/23/2016					7,353	38.21	61,250
Tim Carter	11/23/2016				2,041			77,987
	11/23/2016					7,043	38.21	59,372

(1)
For Sam Dawson, Lee R. Gibson and Julie Shamburger, amounts reflect threshold and maximum payout levels for 2016 performance under the 2016 Annual Incentive Program. The awards do not provide for a target payout. For more information regarding the 2016 Annual Incentive Program, see the discussion in “Compensation Discussion and Analysis.” For Tim Alexander and Tim Carter, the annual incentives were based on increases in net loan revenue for their respective regions over the prior year. Each executive was eligible to 5% of the overall increase in net loan revenue. There are no threshold, target or maximum payout levels.

(2)
Reflects restricted stock units (RSUs) granted under the Southside Bancshares, Inc. 2009 Incentive Plan.  The RSUs granted to Lee R. Gibson and Julie Shamburger vest annually in three equal installments. Of the RSUs granted to Tim Alexander, 1,603 vest annually in three equal installments and 2,283 vest annually in four equal installments. The RSUs granted to Tim Carter vest annually in four equal installments. All begin vesting on November 23, 2017, or earlier upon the death or disability of the grantee, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(3)
Reflects stock options granted under the Southside Bancshares, Inc. 2009 Incentive Plan.  The stock options granted to Lee R. Gibson, Julie Shamburger and Tim Alexander vest annually in three equal installments. The options granted to Tim Carter vest annually in four equal installments. All begin vesting on November 23, 2017, or earlier upon the death or disability of the grantee or upon a change in control in which the successor does not assume or otherwise equitably convert the awards.

(4)	The closing price of the Company's common stock per share on November 23, 2016, the grant date.

(5)
Grant date fair value of the RSUs is calculated using the closing stock price on the date of grant. Grant date fair value of the stock options is based on the Black-Scholes option-pricing model.  The assumptions used in calculating these amounts are set forth in the notes to the Company’s consolidated financial statements, which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC.

Employment Agreements
The Company maintains employment agreements with Lee R. Gibson, Julie Shamburger and Tim Carter (the “Employment Agreements”). The Employment Agreement with Lee R. Gibson was entered into as of October 22, 2007 and initially extended through October 22, 2010, with automatic one year term extensions beginning on the first anniversary of the effective date, until a party gives 90 days' notice of non-renewal.  Lee R. Gibson's agreement is now in effect until October 22, 2019. The employment agreement with Julie Shamburger was entered into as of June 4, 2008 and initially extended through June 4, 2010, with automatic one year term extensions beginning on the first anniversary of the effective date, until a party gives 90 days' notice of non-renewal. This agreement is now in effect until June 4, 2018. The Employment Agreement with Tim Carter was effective as of December 17, 2014 and initially extended through December 17, 2017, with automatic one year term extensions beginning on the first anniversary of the effective date, until a party gives 90 days' notice of non-renewal. This agreement is now in effect until December 17, 2019.
The Employment Agreements provide for an annual base salary to be reviewed no less frequently than annually by the Committee, and entitle the executives to participate in the Company's annual incentive programs (with a payment of not less than 12.5% of base salary, in the case of Mr. Gibson and Ms. Shamburger).  The amount actually awarded and paid to the executives each year will be determined by the Committee and may be based on specific performance criteria.
The Employment Agreements entitle the executives to participate in all incentive, savings and retirement plans or programs and welfare and fringe benefits which are generally available to officers of the Company of comparable levels.  Finally, the Employment Agreements state that the Company may pay country club annual dues and expenses for each of the executives.

The Employment Agreements also provide the executives with severance benefits in the event of certain terminations of employment.  These benefits are described in “Potential Payments upon Termination or Change in Control” beginning on page 26 of this proxy statement.
Split Dollar Agreements
In 2004, the Company entered into split dollar agreements with Sam Dawson and Lee R. Gibson.  The agreements provide that the Company will be the beneficiary of Bank Owned Life Insurance (commonly referred to as BOLI) insuring the executives’ lives.  The agreements provide the executives with the right to designate the beneficiaries of the death benefits guaranteed in each agreement.  The agreements originally provided for death benefits of an initial aggregate amount of $1.45 million for the NEOs.  The individual amounts are increased annually on the anniversary date of the agreement by an inflation adjustment factor of 5% for both Sam Dawson and Lee R. Gibson.  As of December 31, 2016, the expected death benefits totaled $2.6 million under these agreements.  The agreements also state that after the executive’s retirement date, the Company will pay an annual gross-up bonus to the executive in an amount sufficient to enable the executive to pay federal income tax on both the economic benefit and on the gross-up bonus itself.  The expense associated with the post retirement liability was $172,000 for the year ended December 31, 2016.

The table below sets forth information regarding outstanding stock options and RSUs held by the NEOs as of December 31, 2016:
OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#) (1)	Market Value of Shares or Units of Stock that have not vested ($) (2)
Sam Dawson	6/9/2011	16,939	—	$15.04	6/9/2021	—	$—
	8/2/2012	23,140	—	17.23	8/2/2022	—	—
	12/5/2013	15,521	—	23.45	12/5/2023	—	—
	6/18/2015	8,813	—	27.15	6/18/2025	—	—
Lee R. Gibson	6/9/2011	14,748	—	15.04	6/9/2021	—	—
	8/2/2012	15,840	—	17.23	8/2/2022	—	—
	12/5/2013	10,622	—	23.45	12/5/2023	—	—
	6/18/2015	6,178	12,355	27.15	6/18/2025	2,558	96,360
	11/23/2016	—	15,906	38.21	11/23/2026	3,468	130,640
Julie Shamburger	6/9/2011	3,156	—	15.04	6/9/2021	—	—
	8/2/2012	4,446	—	17.23	8/2/2022	—	—
	12/5/2013	2,278	759	23.45	12/5/2023	274	10,322
	6/18/2015	1,332	3,994	27.15	6/18/2025	922	34,732
	11/23/2016	—	6,303	38.21	11/23/2026	1,374	51,759
Tim Alexander	6/9/2011	3,703	—	15.04	6/9/2021	—	—
	8/2/2012	3,559	—	17.23	8/2/2022	—	—
	12/5/2013	2,341	780	23.45	12/5/2023	281	10,585
	6/18/2015	1,744	5,232	27.15	6/18/2025	1,204	45,355
	11/23/2016	—	7,353	38.21	11/23/2026	3,886	146,386
Tim Carter	1/8/2015	2,038	6,113	24.25	1/8/2025	1,866	70,292
	6/18/2015	2,378	7,133	27.15	6/18/2025	1,641	61,816
	11/23/2016	—	7,043	38.21	11/23/2026	2,041	76,884

(1)
The options and RSUs were granted under the Southside Bancshares, Inc. 2009 Incentive Plan.  All options granted are for 10-year terms with an exercise price equal to the fair market value (closing price) on the NASDAQ on the date of the grant.  The options and RSUs granted to Sam Dawson and Lee R. Gibson vest annually in three equal installments. The options and RSUs granted to Julie Shamburger and Tim Alexander in 2011, 2012, 2013 and 2015 vest annually in four equal installments. The options and RSUs granted to Julie Shamburger in 2016 vest annually in three equal installments. During 2016, the options granted to Tim Alexander vest annually in three equal installments and the RSUs granted to him vest annually in both three- and four- year equal installments. Options and RSUs granted to Tim Carter vest annually in four equal installments. All begin on the first anniversary of the grant date, or earlier upon the death or disability of the grantee, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(2)	Reflects the value calculated by multiplying the number of shares underlying the RSUs by $37.67 which was the closing price of our common stock on December 31, 2016.

2016 OPTION EXERCISES AND STOCK VESTED
The following table shows the number of shares and the value realized upon exercise of stock options and vesting of stock awards for the year ended December 31, 2016 for each of the NEOs.

	Stock Options		Stock Awards RSU
Name	Option Shares Acquired on Exercise	Option Value Realized on Exercise (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Sam Dawson	—	$—	3,526	$120,150
Lee R. Gibson	—	—	2,442	83,103
Julie Shamburger	—	—	922	29,895
Tim Alexander	—	—	948	30,688
Tim Carter	—	—	1,085	27,789
	—	$—	8,923	$291,625

(1)	Value realized represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the options.

(2)	Value realized represents the fair market value of the shares on the vesting date.

2016 PENSION BENEFITS
The table below shows the number of years of service credited to each NEO, the actuarial present value of each NEO's accumulated benefits (determined using interest rate and mortality table assumptions described below), and the amount of payments during 2016 to each of the NEOs, under each of the Pension Plan, Restoration Plan and deferred compensation agreements.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Sam Dawson	Pension Plan	42.5	$2,873,887	$—
	Restoration Plan	42.5	4,668,941	—
	Deferred Compensation Agreement	N/A	400,951	—
Lee R. Gibson	Pension Plan	32.417	$1,604,506	$—
	Restoration Plan	32.417	2,431,657	—
	Deferred Compensation Agreement	N/A	236,763	—
Julie Shamburger	Pension Plan	33.583	$1,174,547	$—
	Restoration Plan	33.583	69,916	—
	Deferred Compensation Agreement	N/A	76,820	—
Tim Alexander	Pension Plan	11.5	$433,075	$—
	Restoration Plan	11.5	278,198	—
	Deferred Compensation Agreement	N/A	134,836	—
Tim Carter	(1)	—	$—	$—

(1)	Mr. Carter is not eligible to participate in the Pension Plan or the Restoration Plan, and he does not have a Deferred Compensation Agreement.
Pension Plan
The Pension Plan is a tax-qualified, defined benefit pension plan pursuant to which participants are entitled to benefits based on final average monthly compensation and years of credited service.
Entrance into the Pension Plan by new employees was frozen effective December 31, 2005.  Employees hired after December 31, 2005 are not eligible to participate in the Pension Plan.  All participants in the Pension Plan are fully vested.  All NEOs employed by the Company at December 31, 2016 were participants in the Pension Plan except Tim Carter.  Benefits are payable monthly commencing on the later of age 65 or the participant’s date of retirement.  Eligible participants may retire at reduced benefit levels after reaching age 55.
The benefits under the Pension Plan are determined using the following formula, stated as a single life annuity with 120 payments guaranteed, payable at normal retirement age, which is defined as 65 under the Pension Plan.

Formula (1) and Formula (2), calculated using Credit Service at Normal Retirement Date, multiplied by a service ratio and summed as described below:

The fraction in which the numerator is Credited
Formula (1)		x	Service as of 12/31/05 and the denominator is
Credited Service at Normal Retirement Date
plus
Formula (2)			The fraction in which the numerator is Credited
		x	Service earned after 12/31/05 and the
denominator is Credited Service at Normal
Retirement Date
Formula (1) is an amount equal to:
2% of Final Average Monthly Compensation times Credited Service up to 20 years, PLUS
1% of Final Average Monthly Compensation times Credited Service, if any, in excess of 20 years, PLUS
0.60% of that portion of Final Average Monthly Compensation which exceeds Monthly Covered Compensation times Credited Service up to 35 years
Formula (2) is an amount equal to:
0.90% of Final Average Monthly Compensation times Credited Service, PLUS
0.54% of that portion of Final Average Monthly Compensation which exceeds Monthly Covered Compensation times Credited Service up to 35 years
Benefit Formula Definitions
Credit Service
A participant’s years of credited service are based on the number of years an employee works for the Company.  The Company has no policy to grant extra years of credited service.
Final Average Monthly Compensation (FAMC)
The monthly average of the 60 consecutive months’ compensation during the participant’s period of credited service that gives the highest average.  Compensation generally includes all gross income received by the participant for services actually rendered in the course of employment, with certain exclusions, plus any elective deferrals under Section 125 and Section 404(g)(c).  Compensation in the Pension Plan is limited as required.
Covered Compensation
A rounded 35-year average of the Maximum Taxable Wages (MTW) under social security.  The table in effect during the calendar year proceeding termination or retirement is used.
The Pension Plan was amended several years ago and participants must now retire to be eligible to receive payments out of the plan.  All participants receiving payments out of the Pension Plan at the time of the amendment were grandfathered so as to allow them to continue receiving payments out of the plan.  None of the NEOs were in pay status under the Pension Plan at the time of the amendment, and thus were not grandfathered.
The pension disclosures have been computed using the FASB ASC Topic 715, “Compensation - Retirement Benefits” assumptions from the financial statements as of the pension measurement date of December 31, 2016, except the FASB ASC Topic 715 retirement age has been replaced by the normal retirement age for this calculation (and the benefit valued is only the accrued, not the projected, benefit).
FASB ASC Topic 715 Discount Rate as of 12/31/15    4.56%
FASB ASC Topic 715 Discount Rate as of 12/31/16    4.23%
Expected Retirement Age            65
Post-Retirement Mortality    RP - 2014 Mortality Table for males and females projected 14 years beyond the measurement date using an improvement scale MP-2016 (static)
Pre-Retirement Mortality, Disability or Turnover    None
Form of Payment
•Qualified Retirement Plan        10-Year Certain & Life Annuity
•Nonqualified Restoration Plan        10-Year Certain & Life Annuity
For a further discussion of the FASB ASC Topic 715 assumptions, please see Note 11 to our consolidated financial statements on Form 10-K, filed with the SEC on February 24, 2017.

Restoration Plan
The annual retirement income benefit of NEOs under the Pension Plan is subject to certain limitations imposed by the Internal Revenue Code.  Under one such limitation, in determining the benefit accrued for a year under the Pension Plan, the benefit formula excludes a NEOs compensation above a specified compensation limit.  In 2016, for example, the ceiling was $265,000, which means that the compensation of NEOs in excess of that amount was not considered in the benefit formula for purposes of determining benefits under the Pension Plan.  The Company maintains the Restoration Plan, a non-qualified supplemental retirement plan which provides additional benefits by taking into account the excess compensation not taken into account under the Pension Plan.  The Restoration Plan is unfunded and noncontributory, which means that benefits are paid from the general assets of the Company and the NEOs are not required to make any contributions.  The formula and assumptions used to calculate the benefit payable pursuant to the Restoration Plan are the same as those used under the Pension Plan described above, except that the amounts payable under the Restoration Plan are reduced by the amounts payable under the Pension Plan.
Deferred Compensation Agreements
Under the terms of their deferred compensation agreements, Sam Dawson is entitled to receive $500,000, Lee R. Gibson is entitled to receive $400,000, Julie Shamburger and Tim Alexander are entitled to receive $300,000 all of which are payable monthly over 10 years, if the executive remains in the employment of Southside Bank until retirement (on or after age 65), or upon permanent disability or death, whichever occurs first.  If the executive’s employment is involuntarily terminated by the Company for any reason other than for “good cause” (as defined in the agreements), such termination shall be treated the same as a retirement, and the executive shall be entitled to receive the payments.  If, prior to a Change in Control (as defined in the agreements), the executive terminates his employment prior to attainment of age 65 for any reason other than death or disability, no amounts shall be due such executive under his deferred compensation agreement.  If, after a Change in Control, the executive terminates employment prior to attainment of age 65 for any reason other than death, disability, or for “good reason” (as defined in the agreements), no amounts shall be due to the executive under his agreement.  After a Change in Control, a termination by the executive for “good reason” shall be treated the same as a retirement, and the executive shall be entitled to receive the payments.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following discussion summarizes the compensation benefits payable to the continuing NEOs in the event of a termination of their employment under various circumstances, assuming that a termination of employment occurred on December 31, 2016. Sam Dawson retired as Chief Executive Officer of the Company effective December 31, 2016. In connection with his retirement, Mr. Dawson will begin receiving payments in July 2017 related to his deferred compensation agreement. Sam Dawson's deferred compensation agreement has a six month waiting period before payments are made. When payments begin in July 2017, Sam Dawson will receive payment for January through July 2017, then monthly payments thereafter until December 2026.
Vested Benefits
Upon termination of their employment, the NEOs would receive compensation and benefits for which they had already vested.  This would include accrued but unpaid salary, accrued and unused vacation pay, and any balance under the 401(k) plan.  In addition, Lee R. Gibson, Julie Shamburger and Tim Alexander would receive benefits under the Pension Plan and Restoration Plan, plus amounts payable under their deferred compensation agreements, as disclosed and described above in the 2016 Pension Benefits table.
Employment Agreements
In addition, the Company has employment agreements with Lee R. Gibson, Julie Shamburger and Tim Carter which entitle each of the executives to certain payments and benefits upon termination or Change in Control, as summarized below.
Voluntary termination by the executive; termination by the Company with Cause.  If an executive voluntarily terminates his/her employment (and without Good Reason, in the case of Mr. Carter, as such term is defined in his Employment Agreement) or the Company terminates the executive’s employment with Cause (as defined in the Employment Agreements), the executive will be entitled to receive his or her accrued salary and previously vested benefits.  In this event, no special severance benefits are payable.
Involuntary Termination.  If the Company terminates the executive’s employment without Cause (or in the case of Mr. Carter, if he terminates his employment for Good Reason), the executive will be entitled to receive a single lump sum equal to:

•	Any accrued but unpaid base salary;

•
a severance payment equal to the executive’s monthly salary multiplied by the number of months remaining in the term of the Employment Agreement (which would be between 24 and 36 months), plus an additional $10,000, in the case of Mr. Gibson and Ms. Shamburger;

•
a pro-rata bonus equal to the product of (i) the executive’s Target Bonus (as defined in the Employment Agreements) for the termination year (or the amount of bonus that would have been earned for the year based on actual performance, in the case of Mr. Carter) and (ii) a fraction, the numerator of which is the number of days in the current fiscal year through the termination date, and the denominator of which is 365;

•	accrued pay in lieu of unused vacation; and

•	any vested compensation deferred by the executive (unless otherwise required by an agreement).
Additionally, all equity awards will become immediately vested and exercisable as of the date of termination.  Finally, the executive will be entitled to any other amounts or benefits under any other plan pursuant to which the executive is eligible to receive benefits, to the extent officers of a comparable level at the Company received such benefits prior to the date of termination (“Other Benefits”).

Termination due to death, Disability or Retirement.  If an executive’s employment is terminated due to death, Disability or Retirement (as such capitalized terms are defined in the Employment Agreements), he or she (or his or her estate) will receive accrued salary and Other Benefits.
Termination in Connection with Change in Control.  If an executive’s employment is terminated by the Company without Cause or by the executive for Good Reason in connection with a Change in Control, he or she will be entitled to the same payments and benefits as if he or she had been terminated without Cause (as described above), except that the executive will be entitled to a greater severance benefit. For Mr. Gibson and Ms. Shamburger, instead of the severance payment described above, the severance payment will be calculated as follows:
(a) if the termination occurs more than six (6) months prior to a Change of Control or more than two (2) years after the occurrence of a Change of Control, the severance payment shall be the product of two times the sum of (1) the executive’s salary in effect as of the termination (ignoring any decrease in the salary unless consented to by the executive), and (2) the greater of the average of the annual bonuses earned by the executive for the two fiscal years in which annual bonuses were paid immediately preceding the year in which the termination occurs, or the executive’s Target Bonus for the year in which the termination occurs; or
(b) if the termination occurs within six months prior or within two years after the occurrence of a Change of Control, the severance payment shall be the product of 2.99 for Lee R. Gibson and 2.0 for Julie Shamburger times the sum of (1) the executive’s salary in effect as of the termination, and (2) the greater of the average of the annual bonuses earned by the executive for the two fiscal years in which annual bonuses were paid immediately preceding the year in which the termination occurs, or the executive’s Target Bonus for the year in which the termination occurs.
For Mr. Carter, in addition to his regular severance benefit described above, he will be entitled to an additional amount equal to one times his base salary in effect as of the termination.
Restrictive Covenants.  The Employment Agreements contain confidentiality provisions and subject Lee R. Gibson and Tim Carter to certain non-compete and non-solicitation obligations during the term of employment with the Company for a one-year period and Julie Shamburger a six-month period following termination of employment.
Reduction in Certain Benefits.  The Employment Agreements also state that in the event that any of the severance benefits described above are subject to federal excise taxes under the “golden parachute” provisions under Section 280G of the Internal Revenue Code, the payments will be reduced to the extent necessary to avoid such excise taxes, but only if such reduction would result in a greater net benefit for the executive.
The following table quantifies the payments payable to Lee R. Gibson, Julie Shamburger and Tim Carter pursuant to their employment agreements had their employment been involuntarily terminated as of December 31, 2016, either absent or in connection with a Change in Control. No amounts for pro rata bonuses are included in the table because the disclosure assumes a termination of employment as of the last day of the Company's fiscal year. Actual amounts earned as annual incentives for 2016 are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

	Severance Payment	Accrued pay in Lieu of Unused Paid Time off	Equity Acceleration (4)	Total
By the Company without cause (or by the executive for good reason, in the case of Tim Carter) without a change in control
Lee R. Gibson	1,498,356(1)	10,192	1,230,528	2,739,076
Julie Shamburger	437,397(1)	5,769	358,324	801,490
Tim Carter	1,406,781(1)	9,135	418,435	1,834,351
By the Company without cause or by the executive for good reason in connection with a change in control
Lee R. Gibson	1,979,047(2)	10,192	1,230,528	3,219,767
Julie Shamburger	689,365(2)	5,769	358,324	1,053,458
Tim Carter	1,881,781(3)	9,135	418,435	2,309,351

(1)
Reflects a severance payment equal to the executive's monthly salary multiplied by the number of months remaining in the term of his or her employment agreement as of December 31, 2016 (plus an additional $10,000, in the case of Lee R. Gibson and Julie Shamburger).

(2)
Reflects a severance payment equal to the product of 2.99, in the case of Lee R. Gibson, or 2.0, in the case of Julie Shamburger, times the sum (1) of the executive's salary in effect as of the termination, and (2) the greater of the average of the annual bonuses earned by the executive for the two fiscal years in which annual bonuses were paid immediately preceding the year in which the termination occurs, or the executive’s Target Bonus for the year in which the termination occurs.

(3)
Reflects a severance payment equal to the executive's monthly salary multiplied by the number of months remaining in term of his employment agreement as of December 31, 2016, plus an additional amount equal to one times his base salary in effect as of the termination.

(4)
Reflects the excess of the fair market value of the underlying shares as of December 31, 2016 over the exercise price of all unvested stock options and the fair market value as of December 31, 2016 of unvested RSUs, all of which would accelerate upon the executive's termination of employment under the specified circumstances.

Split Dollar Agreements
Under the terms of the split dollar agreements with Sam Dawson and Lee R.Gibson, upon a termination of employment by reason of death, disability (as defined in the split dollar agreements), or retirement at or after age 65, or a termination following a change in control (as defined in the split dollar agreements), payment of the specified death benefits under the split dollar agreements would be triggered.  If the executive’s employment is terminated for Cause (as defined in the split dollar agreements), he will forfeit benefits under the split dollar agreements.
The following table quantifies the death benefit payable to the beneficiaries of Sam Dawson and Lee R.Gibson, pursuant to their split dollar agreements in the event their employment is terminated due to death while still employed by the Company, or in connection with death after termination from the Company due to termination without cause, retirement after age 65 or a change in control.  This assumes the event occurred on December 31, 2016.

Reason for Termination	Dawson	Gibson
Death benefit while still employed by the Company at time of death	$1,347,000	$1,257,000
Death benefit after termination from Company without cause, retirement after age 65, or a change in control	$1,180,000	$1,060,000

EQUITY COMPENSATION PLAN INFORMATION
The table below provides information as of December 31, 2016 regarding shares of common stock that may be issued under the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	955,432 (1)	$25.91 (2)	239,296 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	955,432	$25.91	239,296

(1)	Reflects stock options and restricted stock units outstanding under the Company's 2009 Incentive Plan.

(2)	Reflects weighted-average exercise price of 857,012 stock options outstanding.

(3)	Reflects shares available for issuance pursuant to the grant or exercise of awards (including full-value stock awards) under the Company’s 2009 Incentive Plan.

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
(PROPOSAL 2)
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers at least once every three years. At the 2011 Annual Meeting of Shareholders, approximately 97% of the shares represented at the meeting in person or by proxy and entitled to vote were voted in support of the Company’s compensation program. Also at the 2011 Annual Meeting, the Company’s shareholders selected, on a non-binding, advisory basis, a triennial vote for the frequency at which the Company should include a Say-on-Pay vote in its proxy statement for shareholder consideration. In light of this result and other factors considered by the Board, the Board determined that the Company will hold Say-on-Pay votes every three years until the next required non-binding, advisory vote on the frequency of such votes, which is required to be held no later than the Company’s 2017 Annual Meeting of Shareholders.
Accordingly, the Board is providing shareholders with the opportunity to cast a non-binding advisory vote on the named executive officer compensation program at our 2017 Annual Meeting. This vote will not be binding on or overrule any decisions by the Board, and will not create or imply any additional fiduciary duty on the part of the Board. However, our Compensation Committee will take into account the outcome of the vote when considering future named executive officer compensation arrangements.
As described in greater detail in our Compensation Discussion and Analysis above, we believe that our executive officer compensation program is structured in a manner that most effectively supports the Company and our business objectives. Our executive officer compensation program is designed to reward long-term and strategic performance, and is substantially tied to our key business objectives and the success of our shareholders. We monitor the various short-term and long-term aspects of our executive officer compensation program, including base salary, annual cash bonus and equity incentives, in comparison to similar programs and practices at comparable companies, so that we may ensure that our executive officer compensation program is within the competitive range of market practices.
The Board invites our shareholders to review carefully the Compensation Discussion and Analysis beginning on page 15 and the tabular and other disclosures on compensation under Executive Compensation beginning on page 21, and cast a vote to approve the Company’s executive compensation programs through the following resolution:

“RESOLVED, that the shareholders approve the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”
The Board recommends a vote FOR the non-binding advisory vote on executive compensation.

NON-BINDING ADVISORY VOTE ON FREQUENCY OF “SAY ON PAY”
(PROPOSAL 3)
Under the Dodd-Frank Act, the Company must conduct a separate non-binding shareholder advisory vote at least every six (6) years to determine whether the Say-on-Pay will occur every one (1), two (2) or three (3) years.
The board of directors is providing the shareholders with the opportunity to cast a non-binding advisory vote on the frequency of the Say-on-Pay at the 2017 Annual Meeting.  This vote will not be binding on or overrule any decisions by the board of directors and will not create or imply any additional fiduciary duty on the part of our board of directors.  However, our board will take into account the outcome of the vote when considering the frequency of the Say-on-Pay vote in future years.
We believe that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommend that shareholders vote for future Say-on-Pay every year. The Company’s executive compensation program is straightforward and does not tend to materially change from year to year; nonetheless, the Board believes that holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on its annual compensation program and disclosures.
Although we recognize the potential benefits of having less frequent advisory votes on executive compensation (including allowing the Company additional time to conduct a more detailed review of its pay practices in response to the outcome of shareholder advisory votes), we recognize that the widely adopted standard, both among Jacobs’ peer companies as well as outside our industry, is to hold Say-on-Pay votes annually. We also acknowledge current shareholder expectations regarding having the opportunity to express their views on the Company’s compensation of its executive officers on an annual basis. In light of investor expectations and prevailing market practice, the Board of Directors recommends that the advisory vote on executive compensation occur every year.
The Board recommends shareholders vote for “1 Year” on the proposal to recommend the frequency of future Say-on-Pay votes.

APPROVAL OF THE SOUTHSIDE BANCSHARES, INC. 2017 INCENTIVE PLAN
(PROPOSAL 4)
On March 20, 2017, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the Southside Bancshares, Inc. 2017 Incentive Plan (the “2017 Incentive Plan”). The 2017 Incentive Plan will become effective as of the date it is approved by the shareholders.
The 2017 Incentive Plan is intended to serve as the successor to the Southside Bancshares, Inc. 2009 Incentive Plan (the “Prior Plan”). As of December 31, 2016, there were approximately 955,432 shares of our common stock subject to outstanding awards under the Prior Plan. As of such date, there were approximately 239,296 shares of our common stock reserved and available for future awards under the Prior Plan. If our shareholders approve the 2017 Incentive Plan, all future equity awards will be made from the 2017 Incentive Plan, and we will not grant any additional awards under the Prior Plan.
The Compensation Committee believes the number of shares available under the Prior Plan will not be sufficient to make the grants it believes will be needed over the next few years to provide adequate long-term equity incentives to our key employees. Considering our historical grant practices, we believe we have been judicious in our share usage under the Prior Plan, and mindful of potential shareholder dilution. The Prior Plan has been the sole source of shares for all equity incentive awards granted to our officers, employees and directors since 2009, and during such time we have never sought shareholder approval of any increase in the number of shares available for issuance under the Prior Plan. Approval of the 2017 Incentive Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with shareholders.
A summary of the 2017 Incentive Plan is set forth below. This summary is qualified in its entirety by the full text of the 2017 Incentive Plan, which is attached to this Proxy Statement as Appendix A.
Promotion of Sound Corporate Governance Practices
We have designed the 2017 Incentive Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers and non-employee directors with the interests of shareholders and the company. These features include, but are not limited to, the following:

•
No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•
Prohibition on Repricing. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of shareholders, including by a cash repurchase of “underwater” awards.

•
Minimum Vesting Requirements. Awards granted to all participants under the 2017 Incentive Plan will be subject to a minimum vesting period of one year (with an exception provided for up to 5% of the total shares authorized for issuance under the plan.)

•
No Liberal Share Recycling. Shares retained by or delivered to the company to pay the exercise price of a stock option or SAR or to satisfy tax withholding taxes in connection with the exercise or settlement of an award count against the number of shares remaining available under the 2017 Incentive Plan.

•
No Single-Trigger Change of Control Vesting. If awards granted under the 2017 Incentive Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.

•	No Tax Gross-Ups. The 2017 Incentive Plan does not provide for any tax gross-ups.

•	Awards Subject to Clawback Policy. Awards under the 2017 Incentive Plan will be subject to any compensation recoupment policy that the company may adopt from time to time.

•	No Dividends on Unearned Awards. The 2017 Incentive Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.
Key Data Relating to Outstanding Equity Awards and Shares Available
The following table includes information regarding outstanding equity awards and shares available for future awards under the Prior Plan as of December 31, 2016:

Prior Plan
Total outstanding stock options	857,012
Weighted average exercise price of outstanding stock options	$25.91
Weighted average remaining contractual life of outstanding stock options	6.23 years
Total outstanding full value awards	955,432
Total shares currently available for grant (1)	239,296

(1)	If our shareholders approve the 2017 Incentive Plan, all future equity awards will be made from the 2017 Incentive Plan, and we will not grant any additional awards under the Prior Plan.
Summary of the 2017 Incentive Plan
Purpose and Eligibility. The purpose of the 2017 Incentive Plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s shareholders, and by providing participants with an incentive for outstanding performance. As of March 20, 2017, approximately 679 employees and 13 non‑employee directors would be eligible to participate in the 2017 Incentive Plan.
Administration. The 2017 Incentive Plan will be administered by the Compensation Committee of the Board of Directors. The Committee will have the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2017 Incentive Plan; and make all other decisions and determinations that may be required under the 2017 Incentive Plan.
Awards to Non-Employee Directors. Notwithstanding the above, awards granted under the 2017 Incentive Plan to the Company’s non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time.
Permissible Awards. The 2017 Incentive Plan authorizes the granting of awards in any of the following forms:

•	market-priced options to purchase shares of our common stock, which may be designated under the Code as nonstatutory stock options or incentive stock options;

•
stock appreciation rights, which give the holder the right to receive an amount (payable in cash or stock, as specified in the award agreement) equal to the excess of the fair market value per share of our common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date), multiplied by the number of stock appreciation rights that have been exercised by the holder;

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

•
stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Committee;

•
performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Committee;

•	other stock-based awards that are denominated or payable in, valued by reference to, or otherwise based on, shares of common stock;

•	cash-based awards, including performance-based annual bonus awards.

Shares Available for Awards. Subject to proportionate adjustment in the event of stock splits and similar events, the aggregate number of shares of common stock that may be issued under the 2017 Incentive Plan is 2,000,000 shares, plus a number of additional shares (not to exceed 400,000) underlying awards outstanding as of the effective date of the 2017 Incentive Plan under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.
Share Counting. Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2017 Incentive Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not be used to replenish the plan share reserve. Upon exercise of a SAR, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Committee may grant awards under the 2017 Incentive Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve.
Limitations on Awards. The maximum aggregate number of shares of common stock subject to time-vesting options or time-vesting SARs that may be granted under the 2017 Incentive Plan in any calendar year to any one participant is 50,000 each. With respect to performance vesting awards, for any calendar year, the maximum amount that may be paid to any one participant payable in cash or property or other than shares is $1,000,000, and the maximum number of shares that may be paid to any one participant payable in stock is 50,000 shares. The maximum aggregate number of shares subject to awards that may be granted under the 2017 Incentive Plan to any non-employee director in any calendar year is limited to a number that, combined with any cash fees or other compensation, does not exceed $250,000 in value shares.
Minimum Vesting Requirements. Except in the case of substitute awards granted in a business combination as described above, full-value awards, options and SARs shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. However, the Committee may at its discretion (i) accelerate vesting of such full-value awards, options and SARs in the event of the participant’s termination of service, or the occurrence of a change in control, or (ii) grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2017 Incentive Plan.
Qualified Performance-Based Awards. All options and stock appreciation rights granted under the 2017 Incentive Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Committee may designate any other award granted under the 2017 Incentive Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate over a performance term to be designated by the Committee:
•Revenue
•Sales
•Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)
•Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)
•Net income (before or after taxes, operating income or other income measures)
•Cash (cash flow, cash generation or other cash measures)
•Stock price or performance
•Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)
•Economic value added

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales)
•Market share
•Improvements in capital structure
•Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)
•Business expansion or consolidation (acquisitions and divestitures)
•Internal rate of return or increase in net present value
•Service or product delivery or quality
•Customer satisfaction
•Employee retention
•Productivity measures
•Cost reduction measures
•Strategic plan development and implementation

The Committee must establish such goals within the time period prescribed by Code Section 162(m), and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.
The Committee may provide, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period. Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.
Treatment of Awards upon a Change of Control. Unless otherwise provided in an award agreement or any special plan document governing an award:

(A)
upon the occurrence of a change of control of the Company in which awards under the 2017 Incentive Plan are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board:

•	all outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on outstanding awards will lapse; and

•
the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the change in control occurs) and the awards will payout on a pro rata basis, based on the time elapsed prior to the change in control.

(B)
upon the occurrence of a change of control of the Company in which awards under the 2017 Incentive Plan are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within two years after the effective date of the change of control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined in the 2017 Incentive Plan ), then:

•
all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

•
the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will payout on a pro rata basis, based on the time elapsed prior to the date of termination.

Anti-dilution Adjustments. In the event of a transaction between us and our shareholders that causes the per-share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2017 Incentive Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2017 Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.
Amendment and Termination of the 2017 Incentive Plan. No awards may be granted under the 2017 Incentive Plan after the tenth anniversary of the effective date of the plan. The Board or the Committee may amend, suspend or terminate the 2017 Incentive Plan at any time, except that no amendment may be made without the approval of the Company’s shareholders if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the common stock may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the 2017 Incentive Plan or modifies the requirements for participation under the 2017 Incentive Plan, or if the Board or Committee in its discretion determines that obtaining such shareholder approval is for any reason advisable. No amendment or termination of the 2017 Incentive Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Committee may amend or terminate outstanding awards at any time, except that no amendment or termination of outstanding award may, without the written consent of the participant, reduce or diminish the value of such outstanding awards.
Prohibition on Repricing. Without the prior consent of the Company’s shareholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchanged for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of shareholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.
Limitations on Transfer; Beneficiaries. No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate. Except to the extent otherwise determined by the Committee with respect to awards other than incentive stock options, no award may be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution.
Clawback Policy. Awards under the 2017 Incentive Plan will be subject to any compensation recoupment policy (sometimes referred to as a “clawback policy”) of the Company as adopted from time to time.
Federal Income Tax Consequences
The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2017 Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and ex-U.S. income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2017 Incentive Plan. When the optionee exercises a Nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.
Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the amount equal to the excess of the amount realized upon sale or disposition of the option shares over the exercise price will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2017 Incentive Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.
Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Performance awards granted under the 2017 Incentive Plan are intended to qualify for the “performance based compensation” exception from Code Section 162(m).
Code Section 409A. The 2017 Incentive Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights granted under the 2017 Incentive Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2017 Incentive Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.
Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2017 Incentive Plan.
New Plan Benefits
Grants and awards under the 2017 Incentive Plan, which may be made to Company officers, employees, directors and consultants, are not presently determinable. If the shareholders approve the Plan, such grants and awards will be made at the discretion of the Committee.
The Board of Directors recommends a vote "FOR" the approval of the Southside Bancshares, Inc. 2017 Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of the Compensation Committee, during the fiscal year ended December 31, 2016, are a current or former officer or employee of the Company.
During the fiscal year ended December 31, 2016:

•
No executive officer of the Company served as a member of the compensation committee or other board committee performing similar functions (or on the board of directors of any entity without such a committee) of another entity, one of whose executive officers served on the Compensation Committee of the Company.

•	No executive officer of the Company served on the board of directors of another entity, one of whose executive officers served on the Compensation Committee of the Company.

•
No executive officer of the Company served as a member of the compensation committee or other board committee performing similar functions (or on the board of directors of any entity without such a committee) of another entity, one of whose executive officers served as a director of the Company.

For information concerning transactions by the Company and Southside Bank with certain members of the board of directors of Southside Bank, please see “Transactions with Directors, Officers and Associates.”

TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES
The Board of Directors reviews and discusses each potential transaction with a director, executive officer, significant shareholder or any of their immediate family members and votes to approve or disapprove the transaction.  Directors or executive officers who are interested in a particular transaction do not vote on the transaction with respect to which they are interested.  The Company’s Board has adopted a Conflict of Interest Policy that addresses transactions with related persons.
Certain of the executive officers and directors of the Company and Southside Bank (and their associates) have been customers of Southside Bank and have been granted loans in the ordinary course of business.  Southside Bank is subject to Federal Reserve Regulation O, which governs loans to directors, executive officers and certain shareholders of banks and bank holding companies.  All loans or other extensions of credit made by Southside Bank to executive officers and directors of the Company and Southside Bank were made in the ordinary course of business on substantially the same terms, including interest rates, maturities and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company or Southside Bank and did not involve more than the normal risk of collection or present other features that are unfavorable to Southside Bank.  Prior approval by a majority of the board of directors, with the interested party abstaining, must be obtained for any loan to a director or a director’s related interest(s) which, when aggregated with all loans to the director and/or to that director’s related interest(s) exceed 10% of Southside Bank’s capital plus unimpaired surplus.  Prior approval requirements for individual advances for the Board of Directors will be satisfied by annual Board approval of a line of credit for a director’s personal borrowing and similar approval of a line of credit for director-owned or controlled business borrowing.  All advances made pursuant to an approved line of credit within 12 months of the date of approval shall be treated as approved.  Loans to persons employed by Southside Bank who are considered under Regulations of the Federal Reserve Board to be executive officers shall be subject to prior approval by the board of directors.  The Company expects similar transactions to occur in the future with its executive officers and directors as well as directors and officers of Southside Bank.  In addition, Jane Hartley Coker, the daughter of B.G.Hartley, was employed by Southside Bank until her retirement and received compensation of $303,959 in 2016. Ms. Coker's compensation includes a change in pension value of $148,516. Trent Dawson, son of Sam Dawson, is employed by Southside Bank and received compensation of $192,517 in 2016. Shannon Bejcek, daughter of Sam Dawson, was employed by Southside Bank in 2016 and received compensation of $153,067. Richard K. Gibson, son of Lee R. Gibson, is employed by Southside Bank and received compensation of $209,388 in 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and any persons who own more than 10% of the Company’s common stock, to file reports of initial ownership of the Company’s common stock and subsequent changes in that ownership with the SEC.  Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).  Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5’s were required, the Company believes that during fiscal year 2016 all Section 16(a) filing requirements were complied with on a timely basis.

AUDIT COMMITTEE REPORT
The following report of the Audit Committee does not constitute “soliciting material” and should not be deemed to be “filed” with the SEC or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference in any of those filings.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and for maintaining effective systems of internal control based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework). In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2016 with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee discussed with the independent registered certified public accounting firm, EY, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles and an audit on the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) (United States), its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Auditing Standard No. 16, as adopted by the PCAOB, other standards of the PCAOB, rules of the SEC, and other applicable regulations.
The Audit Committee has received the written disclosures from EY regarding the auditors' independence required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence.”
The Audit Committee discussed with EY the overall scope and plans for their audit. The Audit Committee met with EY with and without management present, to discuss the results of their financial statement audit, their evaluations of the Company’s internal control and the overall quality of the Company’s financial reporting.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.
Submitted by the Audit Committee of the Board.

Melvin B. Lovelady, CPA, Chairman	William Sheehy
S. Elaine Anderson, CPA	Preston L. Smith
Alton Cade	Donald W. Thedford

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EY served as the Company’s independent registered public accounting firm for the year ended December 31, 2016 and has been selected by the Audit Committee as the Company's independent registered public accounting firm for the year ended December 31, 2017.
Independent Registered Public Accounting Firm Fees
The following table sets forth aggregate fees incurred by the Company for fiscal years ended December 31, 2016 and 2015 to EY, the Company’s independent registered public accounting firm.  All fees were pre-approved by the Audit Committee.

	YEARS ENDED
	2016	2015
Audit Fees	$838,840	$711,000
Audit Related Fees	50,160	29,160
Tax Fees	108,613	344,264
Total Fees (a)	$997,613	$1,084,424

(a)	The above fees exclude out-of-pocket reimbursed travel expenses of $19,775 and $15,000 for the years ended December 31, 2016 and 2015, respectively.
Auditor Fees Pre-Approval Policy
The Audit Committee has a formal policy concerning approval of audit and non-audit services to be provided by the independent registered public accounting firm to the Company, currently EY.  The Policy requires that all services EY may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee.  The Audit Committee pre-approved all audit and non-audit services provided by EY during 2016.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 5)
The Audit Committee of the Board has selected EY to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017.  EY has served as the Company’s independent registered public accounting firm since 2012.  We have been advised by EY that neither it nor any of its members had any financial interest, direct or indirect, in us nor has it had any connection with us or any of our subsidiaries in any capacity other than independent auditors.  The Board recommends that you vote for the ratification of the selection of EY.  Shareholder ratification of the selection of EY as our independent registered public accounting firm is not required by our certificate of formation, bylaws or otherwise.  Nevertheless, the Board is submitting this matter to the shareholders as what we believe is a matter of good corporate practice.  If the shareholders do not ratify the appointment of EY, then the appointment of an independent registered public accounting firm will be reconsidered by our Audit Committee.  Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its shareholders.  Representatives of EY are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.
The Board of Directors recommends a vote FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2017.

ANNUAL REPORT TO SHAREHOLDERS
The Company’s Annual Report on Form 10-K, as integrated into the Annual Report to Shareholders for the fiscal year ended December 31, 2016, accompanies this Proxy Statement.  The Annual Report does not constitute outside solicitation materials.  Additional copies of Form 10-K are available at no expense; exhibits to Form 10-K are available for a copying expense to any shareholder by sending a written request to the Corporate Secretary of the Company, Post Office Box 8444, Tyler, Texas 75711.  The Company’s public filings with the SEC may also be obtained free at the Company’s website: www.southside.com/about/investor-relations, under the topic Documents.

SHAREHOLDER PROPOSALS
SEC rules establish the eligibility requirements and the procedures that must be followed for a shareholder’s proposal to be included in the Board’s proxy solicitation materials.  Under those rules, any shareholder wishing to have a proposal considered for inclusion in the Board’s proxy solicitation materials for the 2018 Annual Meeting must set forth his or her proposal in writing and file it with the Secretary of the Company on or before December 1, 2017.  Proposals must comply with all applicable SEC rules.  The Board will review any proposals received by that date and will determine whether applicable requirements have been met for including the proposal in the 2018 proxy solicitation materials.
In addition, the Company’s bylaws establish advance notice procedures that must be followed for a shareholder proposal to be presented at an Annual Meeting but not included in the Board’s proxy solicitation materials.  Any shareholder wishing to have a proposal considered for the 2018 Annual Meeting, but who does not submit the proposal for inclusion in the Board’s proxy statement, assuming that the 2018 Annual Meeting occurs on a date that is not more than 30 days before or 60 days after the anniversary of the Annual Meeting, must submit the proposal as set forth above not earlier than January 11, 2018 and no later than February 10, 2018.
For any proposal that is not submitted for inclusion in next year’s proxy solicitation materials, but is submitted for presentation at the 2018 Annual Meeting, SEC rules permit the persons named as proxies in the proxy solicitation materials to vote proxies in their discretion if: (1) the proposal is received before February 10, 2018 and we advise shareholders in the 2018 proxy solicitation materials about the nature of the matter and how management intends to vote on such matter, or (2) the proposal is not received before February 10, 2018.

HOUSEHOLDING
The Securities and Exchange Commission rules permit us, with your permission, to send a single set of proxy statements and annual reports to any household at which two or more shareholders reside if we believe that they are members of the same family.  Each shareholder will continue to receive a separate proxy card.  This procedure, known as “householding,” reduces the volume of the duplicate information you receive and helps to reduce our expenses. In order to take advantage of this opportunity, we have delivered only one proxy statement to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date.  We will deliver a separate copy of the proxy statement, as requested, to any shareholder at a shared address to which a single copy of that document was delivered. If you prefer to receive separate copies of a proxy statement, either now or in the future, you can request a separate copy of the proxy statement by calling us at (877) 639-3511 or by writing to us at any time at the following address: Southside Bancshares, Inc., 1201 South Beckham Avenue, Tyler, Texas 75701, Attn: Corporate Secretary.

GENERAL
The Board does not know of any other business, other than that set forth above, to be transacted at the Annual Meeting.  However, if any other matters requiring a vote of the shareholders properly come before the Annual Meeting, the persons designated as Proxies will vote the shares of common stock represented by the proxies in accordance with their best judgment on such matters.  If a shareholder specifies a different choice on the proxy, those shares of common stock will be voted in accordance with the specification so made.

APPENDIX “A”

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SOUTHSIDE BANCSHARES, INC.
2017 INCENTIVE PLAN

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SOUTHSIDE BANCSHARES, INC.
2017 INCENTIVE PLAN

SOUTHSIDE BANCSHARES, INC.
2017 INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1.    GENERAL. The purpose of the Southside Bancshares, Inc. 2017 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Southside Bancshares, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

2.1.    DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)“Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b)“Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)“Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d)“Beneficial Owner” shall have the meaning given such term in Rule 13d- 3 of the General Rules and Regulations under the 1934 Act.

(e)“Board” means the Board of Directors of the Company.

(f)“Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: gross neglect of duty, prolonged absence from duty without the consent of the Company, material breach by the Participant of any published Company code of conduct or code of ethics; or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Texas law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(g)    “Change in Control” means and includes the occurrence of any one of the following events:

(i)    individuals who, on the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)    any person becomes a Beneficial Owner, directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in

Control: (x) an acquisition directly from the Company, (y) an acquisition by the Company or a Subsidiary, or (z) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or

(iii)    the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of,respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be; or

(iv)    approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(h)    “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i)    “Committee” means the committee of the Board described in Article 4.

(j)    “Company” means Southside Bancshares, Inc., a Texas corporation, or any successor corporation.

(k)    “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, (iii) in the discretion of the Committee as specified at or prior to such occurrence, a Participant’s employment with the Company or an Affiliate is terminated, but the Participant continues to serve as a director of the Company or of an Affiliate, or vice versa, (iv) in the discretion of the Committee as specified at or prior to such occurrence, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, or (v) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(l)    “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(m)    “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(n)    “Dividend Equivalent” means a right granted with respect to an Award pursuant to Article 12.

(o)    “Effective Date” has the meaning assigned such term in Section 3.1.

(p)    “Eligible Participant” means an employee, officer, director or consultant of the Company or any Affiliate.

(q)    “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(r)    “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method or procedures as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(s)    “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(t)    “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any,given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.

(u)    “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(v)    “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(w)    “Independent Directors” means those members of the Board of Directors who qualify at any given time as (a) an “independent” director under the applicable rules of each Exchange on which the Shares are listed, (b) a “non-employee” director under Rule 16b-3 of the 1934 Act, and (c) an “outside” director under Section 162(m) of the Code.

(x)    “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(y)    “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(z)    “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa)    “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(bb)    “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(cc)    “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.6 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(dd)    “Performance Award” means any award granted under the Plan pursuant to Article 10.

(ee)    “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ff)    “Plan” means the Southside Bancshares, Inc. 2017 Incentive Plan, as amended from time to time.

(gg)    “Prior Plan” means the Southside Bancshares, Inc. 2009 Incentive Plan, as amended from time to time.

(hh)    “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant

Date.

(ii)    “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(jj)    “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(kk)    “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(ll)    “Retirement” means a Participant’s voluntary termination of employment with the Company or an Affiliate after attaining any normal retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the Participant in question, after attaining age 65 with at least five years of service with the Company or its Affiliates.

(mm)    “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(nn)    “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 15), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.

(oo)    “Stock” means the $1.25 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(pp)    “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(qq)    “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(rr)    “1933 Act” means the Securities Act of 1933, as amended from time to time.

(ss)    “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1.    EFFECTIVE DATE. The Plan will become effective on the date that it is adopted by the Company’s shareholders (the “Effective Date”).

3.2.    TERM OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4
ADMINISTRATION

4.1.    COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2.    ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties and shall be given the maximum deference permitted by applicable law. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3.    AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:

(a)Grant Awards;
(b)Designate Participants;
(c)Determine the type or types of Awards to be granted to each Participant;
(d)Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;
(e)Determine the terms and conditions of any Award granted under the Plan;
(f)Prescribe the form of each Award Certificate, which need not be identical for each Participant;
(g)Decide all other matters that must be determined in connection with an Award;
(h)Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;
(i)Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and
(j)Amend the Plan or any Award Certificate as provided herein.

4.4.    DELEGATION. The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5.    INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1.    NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 2,000,000, plus a number of additional Shares (not to exceed 400,000) underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 2,000,000. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.

5.2.    SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve or otherwise treated in accordance with this Section 5.2.

(a)The full number of Shares subject to the Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(b)Upon exercise of Stock Appreciation Rights that are settled in Shares, the full number of Stock Appreciation Rights (rather than any lesser number based on the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(c)Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

(d)To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(e)Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(f)To the extent that the full number of Shares subject to a Full Value Award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(g)Substitute Awards granted pursuant to Section 14.10 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(h)Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3.    STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4.    LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):

(a)Options. The maximum number of Options granted under the Plan in any calendar year to any one Participant shall be for 50,000 Shares.

(b)SARs. The maximum number of Stock Appreciation Rights granted under the Plan in any calendar year to any one Participant shall be with respect to 50,000 Shares.

(c)Performance Awards. With respect to any calendar year (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares shall be $1,000,000, and (ii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock shall be 50,000 Shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of Shares deemed paid with respect to any calendar year is the total amount payable or Shares earned for the performance period divided by the number of calendar years in the performance period.

(d)Awards to Non-Employee Directors. The maximum number of Shares subject to Non-Employee Director Awards that may be granted under the Plan to any Non-Employee Director in any calendar year shall be limited to a number that, combined with any cash fees or other compensation paid to such Non-Employee Director, shall not exceed $250,000 in total value (calculating the value of any such Non-Employee Director Awards based on the grant date fair value of such Awards for financial reporting purposes).

ARTICLE 6
MINIMUM VESTING; DISCRETION TO ACCELERATE

6.1.    MINIMUM VESTING REQUIREMENTS. Except in the case of substitute Awards granted pursuant to Section 14.10 and to the following sentence, Full Value Awards, Options and SARs granted under the Plan to an Eligible Participant shall be subject to a minimum vesting period of one year (with provision for accelerated vesting permitted only in the event of the Participant’s termination service due to death or Disability). Notwithstanding the foregoing, the Committee may grant Awards without the above-described minimum vesting requirements with respect to Awards covering 5% or fewer of the total number of Shares authorized under the Plan.

6.2.    LIMITED DISCRETION TO ACCELERATE VESTING. Subject to Article 11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, or upon the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 6.2.

ARTICLE 7
STOCK OPTIONS

7.1.    GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.10) shall not be less than the Fair Market Value as of the Grant Date.

(b)PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for an Option, SAR or other Award with an exercise or base price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option

(c)TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Sections 6.1 and 7.1(e), including a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(e)EXERCISE TERM. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f)NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g)NO DIVIDEND EQUIVALENTS. No Option shall provide for Dividend Equivalents.

7.2.    INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1.    GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a)RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1)The Fair Market Value of one Share on the date of exercise; over

(2)The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, without the prior approval of stockholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for an Option, SAR or other Award with an exercise or base price that is less than the base price of the original SAR, or otherwise, and (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c)TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, subject to Section 6.1, including a provision that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d)NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)NO DIVIDEND EQUIVALENTS. No SAR shall provide for Dividend Equivalents.

ARTICLE 9
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

9.1.    GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee and set forth in an Award Certificate setting forth the terms, conditions and restrictions applicable to the Award.

9.2.    ISSUANCE AND RESTRICTIONS. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter, subject to Section 6.1. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3    DIVIDENDS ON RESTRICTED STOCK. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited; (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof and subject to the same vesting provisions as provided for the host Award); or (iii) will be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant.

9.4.    FORFEITURE. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5.    DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10
PERFORMANCE AWARDS

10.1.    GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3.

10.2.    PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may equitably modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11
QUALIFIED PERFORMANCE-BASED AWARDS

11.1.    OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to enable Options and Stock Appreciation Rights granted hereunder to any Covered Employee to qualify for the Section 162(m) Exemption.

11.2.    OTHER AWARDS. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

•	Economic value added

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•	Market share

•	Improvements in capital structure

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

•	Internal rate of return or increase in net present value

•	Service or product delivery or quality

•	Customer satisfaction

•	Employee retention

•	Productivity measures

•	Cost reduction measures

•	Strategic plan development and implementation

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, on an adjusted basis, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance measures may but need not be determinable in conformance with generally accepted accounting principles

11.3.    PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4.    INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5.    CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6.    AWARD LIMITS. Section 5.4 sets forth (i) the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company.

ARTICLE 12
DIVIDEND EQUIVALENTS

12.1.    GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) will be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall Dividend Equivalents be paid or distributed until the host Award is earned and vested.

ARTICLE 13
STOCK OR OTHER STOCK-BASED AWARDS

13.1.    GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to Section 6.1), Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14
PROVISIONS APPLICABLE TO AWARDS

14.1.    ELIGIBILITY. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

14.2.    NON-EMPLOYEE DIRECTOR AWARDS. Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors hereunder shall (i) be subject to the applicable award limits set forth in Section 5.4 hereof, and (ii) be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time that is approved and administered by a committee of the Board consisting solely of Independent Directors. The Committee may not make other discretionary grants hereunder to Non-Employee Directors.

14.3.    AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

14.4.    FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

14.5.    LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.6.    BENEFICIARIES. Notwithstanding Section 14.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Company.

14.7.    STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.8.    EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 14.8 shall apply in the case of a Change in Control.

(a)Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or the actual level of achievement of all relevant performance goals against pro rata target levels (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of employment (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a

Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b)Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the payout level under outstanding performance-based Awards shall be determined and deemed to have been earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against pro rata target levels measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.9.    FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy

14.10.    SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15
CHANGES IN CAPITAL STRUCTURE

15.1.    MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Sections 5.1 and 5.4 shall be adjusted proportionally, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2    DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised (provided that Participants shall be provided with advance written notice of any such exercise period and such period shall allow Participants a reasonable period of time in which to exercise such Awards), (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Stock, as of a specified date associated with the transaction (or the per-shares transaction price), over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.3    GENERAL. Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16
AMENDMENT, MODIFICATION AND TERMINATION

16.1.    AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.

16.2.    AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)Except as otherwise provided in Article 15, without the prior approval of the stockholders of the Company: (i) the exercise price or base price of an Option or SAR may not be reduced, directly or indirectly, (ii) an Option or SAR may not be cancelled in exchange for an Option, SAR or other Award with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and

(c)No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3.    COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17
GENERAL PROVISIONS

17.1.    RIGHTS OF PARTICIPANTS.

(a)No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

(d)No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2.    WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements (up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification), all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3.     SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a)General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non- exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not affect the dollar amount or prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the non-409A-conforming event.

(c)Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company shall determine which Awards or portions thereof will be subject to such exemptions.

(d)Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i)the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant's death) (in either case, the “Required Delay Period”); and

(ii)the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder; provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(e)Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f)Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (d) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60- day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(g)    Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. section 1.409A-3(j)(4).

17.4.    UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

17.5.    RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.6.    EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.7.    TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.8.    GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.9.    FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.10.    GOVERNMENT AND OTHER REGULATIONS.

(a)Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.11.    GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Texas.

17.12.    SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

17.13.    NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being the Southside Bancshares, Inc. 2017 Incentive Plan as adopted by the Board on March 20, 2017 and by the shareholders on [May 10, 2017].

SOUTHSIDE BANCSHARES, INC.

By: __________________________

Its: ___________________________

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals - The Board of Directors recommends a vote FOR the listed nominees, FOR Proposals 2, 4 and 5, and for “1 Year” on Proposal 3.

1.	Election of Directors

		For	Withhold			For	Withhold
01 -	Lawrence Anderson, M.D.	☐	☐	02 -	Michael Bosworth	☐	☐

03 -	Melvin B. Lovelady, CPA	☐	☐	04 -	Tony Morgan, CPA	☐	☐

05 -	John Sammons	☐	☐	06 -	William Sheehy	☐	☐

07 -	Preston L. Smith	☐	☐

		For	Against	Abstain	Withhold
2.	Approve a non-binding advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐	☐

	3 Yrs.	2 Yrs.	1 Yr.	Abstain
3.
To approve a non-binding advisory vote on the frequency at which the Company should include an advisory vote on the compensation of the Company's named executive officers in its proxy statement for shareholder consideration.
	☐	☐	☐	☐

		For	Against	Abstain
4.	Approve Southside Bancshares, Inc. 2017 Incentive Plan.	☐	☐	☐

		For	Against	Abstain
5.	Ratify the appointment by our Audit Committee of Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the year ended December 31, 2017.	☐	☐	☐

B	Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Note: Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.		Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.
/	/

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - Southside Bancshares, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The Annual Meeting will be held at Willow Brook Country Club, 3205 West Erwin Street, Tyler, Texas, on Wednesday, May 10, 2017, 11:30 a.m., local time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 10, 2017. The Company's Proxy Statement and Annual Report are available at https://www.southside.com/about/investor-relations/proxy-materials.

S. Elaine Anderson, Herbert C. Buie, Alton Cade, Patricia A. Callan, John R. (Bob) Garrett, Joe Norton and Donald W. Thedford or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Southside Bancshares, Inc. to be held on May 10, 2017 or at any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments.

If more than one of the proxies above shall be present in person or by substitute at the meeting or any adjournment hereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

(Continued and to be voted on reverse side.)